SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

[X]      Preliminary proxy statement/prospectus
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive proxy statement/prospectus
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) orss.240.14a-12

                          Endless Youth Products, Inc.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]      No fee required.
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         0-11.

                  1) Title of each class of securities to which transaction applies:

                  2) Aggregate number of securities to which transaction applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
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                           calculated and state how it was determined):

                  4)       Proposed maximum aggregate value of transaction: $

                  5)       Total fee paid: $

[ ]      Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid: $54.52
                  2)       Form, Schedule or Registration Statement No.: Form
                           S-4
                  3) Filing Party: Endless Youth Products, Ltd., a Bermuda company
                  4)       Date Filed: November 22, 2000

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Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                 SUBJECT TO COMPLETION, DATED NOVEMBER ___, 2000

                    [Endless Youth Products, Inc. Letterhead]

                                                  , 2000

Dear Stockholder:

I am pleased to invite you to the annual meeting of the stockholders of Endless Youth Products, Inc.("EYPI-Nevada") on December 22, 2000, at 11:00 a.m. (local time), at the offices of Sommer & Schneider LLP, 595 Stewart Avenue, Suite 710, Garden City, New York 11530. At this important meeting you will be asked to approve a proposal for a reorganization that will result in a newly formed Bermuda company ("EYPI-Bermuda") becoming the parent company of EYPI-Nevada. EYPI-Bermuda will carry on the holding company functions currently conducted by EYPI-Nevada.

The establishment of a Bermuda holding company for EYPI-Nevada should allow us to benefit from more favorable business, tax, regulatory and financing environments. After the reorganization, we will be taxed in the United States only on that portion of our worldwide income that is attributable to the United States or our U. S. subsidiaries, and we will not be taxed on capital gains on U.S. investments or, except for applicable withholding taxes, on interest or dividends from U.S. sources. In addition, the reorganization will offer us greater flexibility in structuring international business activities. If the reorganization is approved and consummated, your shares of common stock in EYPI-Nevada will automatically become the same number of common shares of EYPI-Bermuda without any further action by you. The reorganization may be a taxable transaction to you, depending on the tax basis in your shares of EYPI-Nevada. We expect the common shares of EYPI-Bermuda to continue to be quoted on the Nasdaq Bulletin Board under the same symbol as EYPI-Nevada (EYPI).

At the annual meeting you will also be asked to re-elect three directors to our board of directors and to approve the selection of our independent accountants.

This proxy statement (which includes a prospectus relating to the issuance to you in the reorganization of the common shares in EYPI-Bermuda) provides you with detailed information regarding the reorganization. Along with the benefits mentioned above, the reorganization will result in important changes to your rights as a shareholder and entails risks, and we encourage you to read this entire document carefully.

Our  board  of  directors  has  unanimously   approved  the  reorganization  and
recommends that you vote for the reorganization and the other proposals.

Your vote is very important. Whether or not you plan to attend the meeting, please sign the enclosed proxy card and mail it promptly in the enclosed envelope. We urge you to join us in supporting this important opportunity.

                                          Sincerely,

                                          Edward Shah
                                          Chairman of the Board

You should carefully consider the risk factors beginning on page 4. Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of the securities to be issued under this proxy statement/prospectus or determined if this proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated __________, 2000 and is first being mailed to stockholders on or about December 1, 2000.

                          ENDLESS YOUTH PRODUCTS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time:    11:00 a.m. (local time)

Date:    December 22, 2000

Place:   Sommer & Schneider LLP
         595 Stewart Avenue, Suite 710
         Garden City, New York  11530

Purpose:

To consider and vote on the following proposals:

o To approve and adopt the agreement and plan of merger, dated as of _________________ , 2000, among Endless Youth Products, Inc., a Nevada corporation ("EYPI-Nevada"), Endless Youth Products, Ltd., a Bermuda company ("EYPI-Bermuda"), and EYPI Merger Corp., pursuant to which EYPI-Bermuda will become the parent holding company of EYPI-Nevada, and to approve the transactions contemplated thereby.

o To re-elect three directors to serve for a term of up to three years or until their respective successors are elected and qualified.

o To ratify the selection of Beckman, Kirkland & Whitney as independent accountants for the fiscal year ending June 30, 2001.

To conduct other business if properly raised.

Only stockholders of record as of the close of business on November 27, 2000 may vote at the meeting.

Your vote is very important. Please complete, sign, date and return your proxy card in the enclosed envelope promptly.

                                                     Edward Shah
                                                     Chairman

Stamford, New York
            , 2000

                                TABLE OF CONTENTS

                                                                            Page

SUMMARY TERM SHEET...................................................... 1
RISK FACTORS............................................................ 4
THE ANNUAL MEETING...................................................... 9
Time and Place.......................................................... 9
Proposals............................................................... 9
Record Date; Voting at the Annual Meeting............................... 9
Quorum; Votes Required for Approval..................................... 9
Voting and Revocation of Proxies........................................ 9
Solicitation of Proxies.................................................10
Other Matters...........................................................10
THE REORGANIZATION......................................................11
General.................................................................11
Background and Reasons for the Reorganization...........................11
The Merger Agreement....................................................12
Amendment or Termination................................................13
Conditions to Consummation of the Reorganization........................13
Effective Time..........................................................13
Regulatory Approvals....................................................13
Rights of Dissenting Stockholders.......................................13
Exchange of Share Certificates..........................................14
Stock-Based Compensation Plans..........................................14
Nasdaq OTC Bulletin Board Trading.......................................15
Accounting Treatment....................................................15
DESCRIPTION OF AUTHORIZED SHARES OF EYPI-BERMUDA........................16
Share Capital...........................................................16
Shareholders Meetings...................................................16
Voting Limitation.......................................................16
Shareholder Proposals...................................................17
Board of Directors......................................................17
Dividends...............................................................17
Repurchases of Shares...................................................18
Interested Shareholder Provisions.......................................18
Additional Voting Restrictions..........................................19
Anti-Takeover Effects...................................................19
     Voting Limitation..................................................19
     Limitation on Shareholder Proposals and Calling of Special
       Shareholders Meetings............................................19
     Action by Written Consent..........................................19
     Classified Board of Directors......................................19
     Power to Issue Shares..............................................20
     Interested Shareholder Provisions..................................20
COMPARISON OF RIGHTS OF SHAREHOLDERS....................................21
MATERIAL TAX CONSIDERATIONS.............................................26
United States Federal Income Tax Consequences...........................26
Bermuda Tax Consequences................................................29
BERMUDA REGULATORY MATTERS..............................................30
ELECTION OF DIRECTORS...................................................31
Nominees................................................................31
Board of Directors' Meetings and Committees.............................31
EXECUTIVE COMPENSATION..................................................32
Summary Compensation Table..............................................32
Employment Contract.....................................................32
1996 Stock Option Plan..................................................32
Option Grants and Exercises.............................................32
Director Compensation...................................................33

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..........33
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................33
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS...............33
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.......................33
LEGAL MATTERS...........................................................34
EXPERTS.................................................................34
WHERE YOU CAN FIND MORE INFORMATION.....................................34
SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING.......................35


ANNEX A -- Agreement and Plan of Merger
ANNEX B -- Memorandum of  Association of EYPI-Bermuda
ANNEX C -- Bye-Laws of EYPI-Bermuda
ANNEX D -- Dissenter's Rights
ANNEX E -- Audit Committee Charter

                               SUMMARY TERM SHEET

This summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the reorganization more fully and for a more complete description of its legal terms, you should read carefully this entire document, including the merger agreement and the memorandum of association and bye-laws of EYPI-Bermuda, which are included in this proxy statement/prospectus as annexes.

         In this document, "we," "us," "our" and "our company" refer to EYPI-Nevada and its subsidiaries or EYPI-Bermuda and its subsidiaries, as the context requires, and "you" refers to the stockholders of EYPI-Nevada or the shareholders of EYPI-Bermuda, as the context requires.

The Annual Meeting
(see pages 9 to 10)

Time and Place             The annual meeting will be held at 11:00 a.m. (local
                           time) on December 22, 2000 at the offices of Sommer &
                           Schneider LLP, 595 Stewart Avenue, Suite 710, Garden
                           City, New York 11530.

Proposals                  At the  meeting,  you will  consider  and vote on the
                           following proposals:

                           o        To approve and adopt the  agreement and plan
                                    of      merger,       dated      as      of,
                                    ____________________,  2000,  among  Endless
                                    Youth Products,  Inc., a Nevada  corporation
                                    ("EYPI-Nevada"),   Endless  Youth  Products,
                                    Ltd., a Bermuda company ("EYPI-Bermuda"), and EYPI Merger Corp., pursuant to which EYPI-Bermuda will become the parent holding company of EYPI-Nevada, and to approve the transactions contemplated thereby.

                           o To re-elect three directors to serve for a term of three years or until their respective successors are elected and qualified.

                           o To ratify the selection of Beckman Kirkland & Whitney as independent accountants for the fiscal year ending June 30, 2001.

Voting and Revocation      All  stockholders  of record as of November  27, 2000
of Proxies                 are entitled to vote at the meeting.  The affirmative
                           vote  of a  majority  of our  outstanding  shares  is
                           necessary to approve the reorganization. The election
                           of directors will be determined by a plurality of the
                           votes cast. The affirmative vote of a majority of the
                           shares  represented  at the  annual  meeting  will be
                           required  for the  ratification  of the  selection of
                           Beckman   Kirkland  &  Whitney  as  our   independent
                           accountants.

                           Even if you plan to attend the meeting, please sign and return your proxy card. Any proxy may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by either filing with us a written notice of revocation bearing a later date than the date of the proxy or a later-dated proxy relating to the same shares, or attending the annual meeting and voting in person. See "The Annual Meeting--Voting and Revocation of Proxies."

                           Your vote is very important. Please sign, date and return the proxy card as soon as possible.

The Reorganization
(see pages 11 - 15)

General Before June 5, 2000 we were engaged in the development, marketing and distribution of proprietary vitamins, nutritional skin care, personal care and other anti-aging products under the "Endless Youth" trade name. In June, 2000 our then sole officer and director, Neal Wallach, together with EYP International LLC transferred a controlling interest in the company to the Sababurg Foundation and several other parties. The historic business has been abandoned and ,at present, management is evaluating possible future operating activities including selling computer software systems, system financing and advisory services with special considerations to Internet technology. The company has had limited revenue from operations since June 30, 2000. Our current business plan also includes serving as a vehicle to effect business combinations with one or more operating companies, whether in whole or in part.

                           In November, 2000, we formed EYPI-Bermuda and EYPI Merger Corp. to accomplish the proposed reorganization. Neither company has any significant assets or capitalization or has engaged in any business or activities other than in connection with the reorganization.

                           Pursuant to the merger agreement, we will become a wholly-owned subsidiary of EYPI-Bermuda and our stockholders will become shareholders of and own all of the outstanding share capital of EYPI-Bermuda.

                           After the reorganization, EYPI-Bermuda will carry on the holding company functions currently conducted by EYPI-Nevada.

Reasons for the            The  establishment  of a Bermuda  holding company for
 Reorganization            EYPI-Nevada  should  allow us to  benefit  from  more
                           favorable  business,  tax,  regulatory  and financing
                           environments. Our current corporate structure is such
                           that  our   worldwide   income  is  subject,   either
                           immediately or eventually,  to U.S.  taxation.  After
                           the  reorganization,  we will be taxed in the  United
                           States only on that portion of our  worldwide  income
                           that is  attributable  to the  United  States  or our
                           United States subsidiaries,  and we will not be taxed
                           on capital gains on U.S.  investments  or, except for
                           applicable   withholding   taxes,   on   interest  or
                           dividends  from  U.S.  sources.  In  addition,   this
                           reorganization will offer us greater flexibility in structuring international business activities.

Costs and Risks            You may be required to pay U.S. federal income tax as
                           a result of the reorganization. In addition, there will be differences in U.S. income tax consequences arising out of your ownership or disposition of EYPI-Bermuda common shares as compared to ownership or disposition of EYPI-Nevada common stock. See
                           "--Material Tax Considerations" below.

                           There are differences between Nevada and Bermuda corporate law which will affect your rights as a shareholder. In addition, there are differences between EYPI-Nevada's certificate of incorporation and by-laws and EYPI-Bermuda's memorandum of association and bye-laws.

                           Please read the section entitled "Risk Factors" carefully for a description of the material costs and risks of the reorganization.

Board                      Recommendation Our board of directors recommends that
                           you  vote  FOR  the   reorganization  and  the  other
                           proposals.

Trading (see page 15)      EYPI-Nevada  common stock is currently  traded on the
                           Nasdaq OTC Bulletin Board under the symbol "EYPI." We
                           expect   that,    following    the    reorganization,
                           EYPI-Bermuda common shares will be traded on the Nasdaq Bulletin Board under the same symbol. The reorganization will not affect your right to trade your shares, either before or after it is completed.

Material Tax
Considerations
(see pages 26 -29)

Taxation of Stockholders   The reorganization will cause you to recognize gains
                           (but not losses) on your shares equal to the excess, if any, of the market value of those shares on the date the reorganization is consummated over your tax basis in those shares. Your tax basis in the shares will be stepped up accordingly.

                           After the reorganization, if EYPI-Bermuda is or becomes a passive foreign investment company ("PFIC"), then, unless the shareholder makes either a "qualified electing fund" election ("QEF election") or a "mark-to-market" election, the shareholder generally will be subject to tax upon the disposition of appreciated EYPI-Bermuda shares or upon certain distributions as if the gain or distribution were ordinary income earned ratably and subject to tax at the highest rate applicable to the U.S. holder over the period during which the EYPI-Bermuda common shares were held, including any periods in which EYPI-Bermuda was not a PFIC, and will be subject to an interest charge on the deferred tax. Neither the QEF election nor the mark-to-market election is permitted with respect to warrants or options held by U.S. holders, but they may be able to mitigate the adverse tax consequences of PFIC status by means of a "purge" election.

                           Dividends paid by EYPI-Bermuda will not qualify for the dividends received deduction otherwise generally available to corporate shareholders with respect to dividends from U.S. corporations.

                           We urge you to consult your own tax advisor regarding your particular tax consequences.

Taxation of EYPI-Bermuda   After  the   reorganization,   EYPI-Bermuda  will  be
                           subject to U.S. federal income tax only to the extent that it derives U.S. source income that is subject to U.S. withholding tax or income that is effectively connected with the conduct of a trade or business within the United States and is not exempt from U.S.
                           tax under an applicable income tax treaty with the United States. Our U.S. subsidiaries will continue to be subject to U.S. tax on their worldwide income.

                           As a Bermuda holding company which will directly own U.S. investments, we will not be subject to U.S. income tax on capital gains, interest income or dividend income. We will be subject to a withholding tax on dividends from U.S. investments and interest from certain U.S. payers.

Rights of Dissenting       Dissenting shareholders will, subject to the
                           Shareholders provisions of Nevada law, have the right to appraisal (see page 13) for their shares.

Accounting Treatment       The reorganization will be accounted for in a manner
                           similar to a pooling of interests among companies within common control and, therefore, there will be no change in accounting as a result of the reorganization.

                                  RISK FACTORS

In deciding whether to approve the reorganization, you should consider the following risk factors carefully as well as the other information in this document.

              Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. All statements other than statements of historical fact included in or incorporated by reference in this proxy statement/prospectus are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology.

Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. Important factors relating to our existing business that could cause actual events or results to differ materially from those indicated in such statements are discussed below and elsewhere in this proxy statement/prospectus and include:

         o ineffectiveness or obsolescence of our business strategy, including the planned reorganization, due to changes in current or future economic or market conditions or changes in U.S. tax or other law, rule, regulation or policy or the interpretation or enforcement thereof, including those resulting from changes in the U.S.-Bermuda tax treaty, changes in OECD policy or changes in the political climate of Bermuda; and

         o developments in the world's financial and capital markets which, among other things, adversely affect the performance of our operating subsidiaries or investments or the availability, on terms deemed attractive to our company, of new investments or acquisitions.

All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

                      Risks Relating to the Reorganization

We May Choose to Defer or Abandon the Reorganization.

The merger may be terminated, and the reorganization abandoned, at any time, by action of the board of directors of EYPI-Nevada, whether before or after the annual meeting. While we currently expect the reorganization to take place soon after the annual meeting, the board of directors of EYPI-Nevada may defer the reorganization for a significant time or may abandon the reorganization after, as well as before, the annual meeting for economic, strategic or other reasons.

We Will Become Subject to Changes in Bermuda Law or Political Circumstances.

Under current Bermuda law, we are not subject to tax on income or capital gains. Furthermore, we expect to obtain from the Minister of Finance of Bermuda under the Exempted Undertakings Tax Protection Act, 1966, an undertaking that, in the event that Bermuda enacts legislation imposing tax computed on profits, income, any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of the tax will not be applicable to us or our operations until March 28, 2016. We could be subject to taxes in Bermuda after that date. This undertaking does not, however, prevent the imposition of taxes on any person ordinarily resident in Bermuda or any company in respect of its ownership of real property or leasehold interests in Bermuda.

Bermuda's political structure is based upon a parliamentary system with two major parties, the United Bermuda Party and the Progressive Labour Party. In the most recent election, the Progressive Labour Party gained control of the legislative branch for the first time over the incumbent United Bermuda Party. To date, the government's financial and regulatory policies have not been changed in ways that we believe would materially affect us or our shareholders.

Some of Your Rights as a Shareholder Will Change as a Result of the Reorganization.

Because of  differences  in Nevada law and  Bermuda law and  differences  in the governing documents of EYPI-Nevada and EYPI-Bermuda, your rights as a shareholder will change if we complete the reorganization. The most significant differences are:

         o        Subject to certain exceptions, the voting rights of any U.S.
                  person that owns (directly, indirectly or constructively) shares that confer more than 9.9% of the total voting power of the voting shares of EYPI-Bermuda will be limited to 9.9% of such total voting power. This provision is intended to prevent our company from being characterized as a controlled foreign corporation under the U.S. Internal Revenue Code, which could cause U.S. persons owning 10% or more of our shares to suffer adverse U.S. tax consequences.

         o Subject to certain exceptions, the voting rights of any group (defined as two or more persons acting as a partnership, syndicate or other group for the purpose of acquiring, holding or disposing of the relevant securities) that owns (directly, indirectly or constructively) shares that confer more than 9.9% of the total voting power of the voting shares of EYPI-Bermuda will be limited to 9.9% of such total voting power.

         o The authorized share capital of EYPI-Bermuda consists of 500,000,000 common shares and 50,000,000 preference shares, whereas the authorized share capital of EYPI-Nevada consists of 10,000,000 shares of common stock and 1,000,000 shares of preferred stock.

         o Shareholders' rights to bring derivative suits will be more limited than under Nevada law.

See the section of this proxy statement/prospectus entitled "Comparison of Rights of Shareholders" for a description of these and other differences. See also the section entitled "Description of Authorized Shares of EYPI-Bermuda" for a description of these and other provisions in the bye-laws of EYPI-Bermuda and under Bermuda law that could have anti-takeover effects. Such provisions could discourage unsolicited takeover bids from third parties or the removal of incumbent management. As a result, it may be less likely that you will receive premium prices for your shares in an unsolicited takeover of our company by another party.

We May Become Subject to U.S. Corporate Income Taxes.

EYPI-Bermuda and its non-U.S. subsidiaries intend to operate their business in a manner that will not cause them to be treated as engaged in a trade or business in the United States and, thus, will not be required to pay U.S. federal corporate income taxes (other than withholding taxes on certain U.S. source investment income). However, because there is uncertainty as to the activities which constitute being engaged in a trade or business within the United States, there can be no assurances that the U.S. Internal Revenue Service will not contend successfully that EYPI-Bermuda or a non-U.S. subsidiary is engaged in a trade or business in the United States. If EYPI-Bermuda or any of its non-U.S. subsidiaries were subject to U.S. income tax, EYPI-Bermuda's shareholders' equity and earnings could be materially adversely affected. See "Material Tax Considerations--United States Federal Income Tax Consequences."

You May Suffer Adverse Tax Consequences if We Are Classified as a Passive Foreign Investment Company.

In connection with our current business plan, we intend to acquire all or a portion of one or more operating companies. If we own less than 25% of the equity of one of these investee companies, then the value of our investment in the investee company will be characterized as passive assets and the income from the investee company will be characterized as passive income. If 50% or more of our total assets or 75% or more of our total gross income is characterized as passive, we will be deemed to be a passive foreign investment company ("PFIC") under the Internal Revenue Code. Conversely, under a look-through rule, our equity ownership of 25% or more of our investee companies would result in a proportionate share of the investee company's assets (as long as the investee company is involved in an active business) being treated as active assets of ours. Under an exception for start-up companies, EYPI-Bermuda should not be a PFIC for its first taxable year if it is not a PFIC in its second and third years.

If we were to be classified as a PFIC, then capital gains of any of our United States shareholders allocable to the period of time following the reorganization would be considered ordinary income for tax purposes, even if we are not deemed to be a PFIC for that entire period. In addition, a U.S. shareholder would owe interest on the tax on that gain as if it had realized the capital gain in equal annual installments over the period it held our shares. Shareholders could avoid the PFIC interest charge if they mark their shares to market each year and pay ordinary income tax on that gain. A U.S. shareholder may avoid some of the adverse tax consequences of owning shares in a PFIC by making a qualified electing fund ("QEF") election. A QEF election is revocable only with the consent of the Internal Revenue Service and has the following consequences to a shareholder:

         o For any year in which the company is not a PFIC, no income tax consequences would result.

         o For any year in which the company is a PFIC, the shareholder would include in its taxable income a proportionate share of the company's net ordinary income and net capital gains.

Neither the QEF election nor the mark-to-market election is permitted with respect to warrants or options held by U.S. holders, but they may be able to mitigate the adverse tax consequences of PFIC status by means of a "purge" election.

Our current intention is to ensure that more than 50% of our investments are in operating companies in which we own an equity interest of 25% or more and to take such other steps as are necessary so as not to be classified as a PFIC. While we believe that we will take adequate measures to avoid being characterized as a PFIC, we cannot assure you that we will be successful in doing so. In addition, we may incur significant costs to avoid being characterized as a PFIC, including through the disposition of securities in investee companies at depressed prices or at otherwise unfavorable times.

See "Material Tax considerations--United States Federal Income Tax Consequences--Taxation of Endless Youth Products, Inc. Shareholders--After the Reorganization--Passive Foreign Investment Company Rules."

We May Incur Significant Costs to Avoid Investment Company Status and May Suffer Other Material Adverse Consequences if Deemed to Be an Investment Company.

We may incur significant costs to avoid investment company status and may suffer other material adverse consequences if deemed to be an investment company under the Investment Company Act of 1940. Some equity investments in other businesses made by us in the future constitute or may constitute investment securities under the Investment Company Act. A company may be deemed to be an investment company if it owns investment securities with a value exceeding 40% of its total assets, subject to certain exclusions. Investment companies are subject to registration under, and compliance with, the Investment Company Act unless an exclusion applies. However, there is no provision (except by special SEC order) for a non-U.S. company to register as an investment company under the Investment Company Act. If we were deemed to be an investment company and could not rely on an exclusion, we would be prohibited from engaging in business or issuing securities in the United States and might be subject to civil and criminal penalties for noncompliance. In addition, in such case, certain of our contracts might be voidable, and a court-appointed receiver could take control of us and liquidate our business.

Our investment securities currently do not comprise more than 40% of our assets. If at any time investment securities comprised more than 40% of our assets and we could not rely on an exclusion, we would attempt to reduce our investment securities as a percentage of our total assets. This reduction can be attempted in a number of ways, including the disposition of investment securities and the acquisition of assets that do not constitute investment securities. These sales may be at depressed prices and we may never realize the anticipated benefits from, or may incur losses on, these investments. We may not be able to sell some investments because of contractual or legal restrictions or our inability to locate a buyer. Moreover, we may incur tax liabilities when we sell assets. We may also be unable to purchase additional investment securities that may be important to our future operating strategy. We may not be able to identify and acquire suitable assets that do not constitute investment securities on acceptable terms.

The Reorganization May Cause Us to Forfeit Certain Tax Benefits.

As of September 30, 2000, our company had approximately $1.7 million of net operating losses. If we had sufficient current taxable income to offset these net operating losses, we would save, on a present value basis, approximately $600,000 in tax payments. The present value of the tax savings would continue to diminish so long as we do not have sufficient taxable income to use the net operating losses.

Since EYPI-Bermuda is a Bermuda holding company not subject to U.S. tax, it will not be able to utilize the net operating losses. Our U.S. subsidiary and its consolidated U.S. group consisting of its U.S. parent and prospective sister companies and subsidiaries will continue to be able to use the net operating losses, subject to all of the applicable limitations under the Internal Revenue Code. It is likely therefore that most of the net operating losses will not be usable unless the U.S group acquires income producing businesses.

The Public Market for EYPI-Bermuda Common Shares May Be Limited.

There can be no assurance that an active trading market for EYPI-Bermuda common shares will develop or be maintained. The EYPI-Bermuda common shares may be less attractive than EYPI-Nevada common stock to investors who invest primarily in U.S. companies. In addition, historically, the market prices for securities of companies with limited operations of seeking mergers and acquisitions have been highly volatile. The market price of our common shares could be subject to significant fluctuations in response to various factors and events, including the liquidity of the market for our common shares, announcements of potential business combinations and changes in the industry or industries which we may enter, as well as general economic and market conditions. We anticipate that EYPI-Bermuda common shares will be quoted on the Nasdaq OTC Bulletin Board following the reorganization. We expect to continue to file and be current in our Securities Exchange Act reports as we pursue our business objectives.

Penny Stock Regulation

Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. Our securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction  involving a penny  stock,  unless  exempt,  the "penny stock rules"
require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell our securities. The foregoing required penny stock restrictions will not apply to our securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of our securities will reach or maintain such a level.

The Enforcement of Civil Liabilities Against Us May Be More Difficult.

If the reorganization is consummated, we will be a Bermuda company and in the future some of our officers and directors may be residents of various jurisdictions outside the United States. All or a substantial portion of the assets of EYPI-Bermuda and of those persons may be located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon those persons or to enforce in United States courts judgments obtained against those persons. EYPI-Bermuda will irrevocably agree that it may be served with process with respect to actions based on offers and sales of securities made in the United States by having The Corporation Trust Company, Wilmington, Nevada 19801, be its United States agent appointed for that purpose.

EYPI-Bermuda has been advised by its Bermuda counsel, M.L.H. Quin & Co., that the United States and Bermuda do not currently have a treaty providing for reciprocal recognition and enforcement of judgments of U.S. courts in civil and commercial matters and that a final judgment for the payment of money rendered by a court in the United States based on civil liability, whether or not predicated solely upon the U.S. federal securities laws, would, therefore, not be automatically enforceable in Bermuda. EYPI-Bermuda also has been advised by M.L.H. Quin & Co. that a final and conclusive judgment obtained in a court in the United States under which a sum of money is payable as compensatory damages (i.e., not being a sum claimed by a revenue authority for taxes or other charges of a similar nature by a governmental authority, or in respect of a fine or penalty or multiple or punitive damages) may be the subject of an action on a debt in the Supreme Court of Bermuda under the common law doctrine of obligation. Such an action should be successful upon proof that the sum of money is due and payable, and without having to prove the facts supporting the underlying judgment, as long as: (1) the court that gave the judgment was competent to hear the action in accordance with private international law principles as applied by the courts in Bermuda; and (2) the judgment is not contrary to public policy in Bermuda, was not obtained by fraud or in proceedings contrary to natural justice of Bermuda and is not based on an error in Bermuda law. A Bermuda court may impose civil liability on EYPI-Bermuda or its directors or officers in a suit brought in the Supreme Court of Bermuda against EYPI-Bermuda or such persons with respect to a violation of U.S. federal securities laws, provided that the facts surrounding such violation would constitute or give rise to a cause of action under Bermuda law.

                           Other Risks of the Company

We May Have No Operating History in Our New Line of Business.

The company's current objective is to serve as a computer and software consultant and as a vehicle to effect business combinations and ventures, whether by acquiring all or a portion of companies, merger, exchange of stock or otherwise, with one or more operating companies that the board believes will have potential to increase stockholder value. These business combinations and ventures may be with companies that are not in the computer business. The company may cease to pursue this business objective at any time and may also consider alternatives. We may have had no operating history in our new line of business, although members of our board of directors have broad business experience. Accordingly, there can be no assurance that our future operations will generate cash flows or operating or net income, and our prospects must therefore be considered in light of the risks, expenses, problems and delays inherent in acquiring and/or establishing a new business. We and our stockholders may suffer a substantial loss should the new business plan prove to be unsuccessful.

Our success will depend to a large extent on the operations, financial condition and management of the companies in which we may acquire interests or with which we may merge. Further, these ventures may involve financial and operational risks. Financial risks include the possible incurrence of indebtedness by us in order to effect the acquisitions and the consequent need to service that indebtedness. Operational risks include the possibility that a venture does not ultimately provide the benefits we had originally anticipated while we continue to incur operating and other expenses. In addition, if we make a strategic investment by acquiring a minority interest in a company, we may lack elements of control over the operations and strategy of the business in which we invested. Furthermore, we may attempt to invest in highly leveraged operating companies. Investing in highly leveraged companies entails many risks, including the risks that the investee companies may be subject to restrictive operating and financing covenants which could reduce their flexibility and the increased likelihood that the investee companies may enter bankruptcy if they cannot meet their obligations when due. We cannot assure you that we will be successful in identifying new operating businesses, completing and financing business combination or venture transactions on favorable terms, or operating our new business successfully. In implementing our strategy, we will attempt to minimize the risk of unexpected liabilities and contingencies associated with our new operating businesses through planning, investigation and negotiation, but unexpected liabilities and contingencies may nevertheless accompany such transactions.

We Cannot Specify the Exact Nature of the Business Risks We May Encounter in the Future.

We have not identified the business opportunities and businesses in which we will attempt to obtain an interest. We therefore cannot describe the specific risks presented by such businesses. To the extent that we effect a business combination with or invest in a financially unstable company or an entity in its early stage of development or growth (including entities without established records of revenues or income), we will become subject to numerous risks inherent in the business and operations of financially unstable and early stage or potential emerging growth companies. In addition, to the extent that we effect a business combination with an entity in an industry characterized by a high level of risk, we will become subject to the unascertainable risks of that industry. An extremely high level of risk frequently characterizes industries which experience rapid growth. Although we will endeavor to evaluate the risks inherent in a particular new operating business or industry, we cannot assure you that we will properly ascertain or assess all such risks. Such new operating business may involve an unproven product, technology or marketing strategy, the ultimate success of which cannot be assured. The new operating businesses may be in competition with larger, more established firms that have competitive advantages over us. Our investment in a business opportunity may be highly illiquid and could result in a total loss to us if the opportunity is unsuccessful.

We May Need to Secure Additional Financing to Carry Out Our Business Plan.

We may be required to raise cash to consummate a business combination, to provide funds for an additional infusion of capital into a new operating business or to fund any share repurchases we may make. The amount and nature of any borrowings by us will depend on numerous considerations, including our capital requirements, our perceived ability to meet debt service on any such borrowings and the then prevailing conditions in the financial markets, as well as general economic conditions. If we are able to raise additional funds through the incurrence of debt, and we do so, we would likely become subject to restrictive financial covenants. Additionally, to the extent that debt financing ultimately proves to be available, any borrowings may subject us to various risks and restrictions traditionally associated with indebtedness, including the risks of interest rate fluctuations and insufficiency of cash flow to service that indebtedness. If additional funds are raised through the issuance of equity securities, the percentage ownership of our then current shareholders would be diluted, our earnings and book value per share could be diluted and, if such equity securities take the form of preferred stock, the holders of such preferred stock may have rights, preferences or privileges senior to those of holders of common stock. We are not currently in discussions, nor have we had any discussions, with respect to obtaining any debt or equity financing. We cannot assure you that we will be able to raise equity capital, obtain capital lease or bank financing or incur other indebtedness to fund any business combination or the working capital and other capital requirements of a new operating business on terms deemed by us to be commercially acceptable and in our best interests.

Our Ability to Attract and Retain Key Personnel May Be Limited.

Our future success depends on our ability to attract and retain key management and other personnel with expertise required in connection with the acquisition and/or growth and development of a new business. We cannot assure you that we will be successful in attracting and retaining such executives and personnel. Inability to attract and retain qualified personnel and the loss of services of key personnel could have a material adverse effect on our ability to acquire and/or enter new businesses and on our results of operations.

We Will Face Intense Competition as We Seek to Complete Acquisitions and Other Business Combinations.

We will be a small participant in the market of seeking mergers with and acquisitions of all or a portion of other entities. We expect to encounter intense competition from other entities having business objectives similar to ours. Many of these entities are well-established and have extensive experience in identifying and effecting business combinations directly or through affiliates. Many of these competitors possess greater financial, technical, human and other resources than ours and we cannot assure you that we will have the ability to compete successfully. Our financial resources will be limited in comparison to those of many of our competitors. We cannot assure you that we will be able to achieve our stated business objectives.

We May Issue New Equity in Order to Help Attain Our New Business Plan.

Generally, the board of directors has the power to issue new equity (to the extent of authorized shares) without stockholder approval, except that stockholder approval may be required under applicable law or rules of exchange upon which our shares may be traded for certain transactions. We may issue new equity to raise additional capital in connection with a business combination or venture transaction with an operating business. Any additional issuance by us would have the effect of diluting the percentage ownership of our stockholders, could have the effect of diluting our earnings and our book value per share, could result in stockholders of another company obtaining a controlling interest in us, and could result in the adverse tax consequences described above. We have no current arrangement, agreement or understanding with respect to the sale or issuance of any new equity.

We Currently Do Not Anticipate Paying Dividends.

EYPI-Bermuda will be a holding company with no operations or significant assets other than by reason of its ownership of the capital stock of its subsidiaries. Future dividends and other permitted payments from such subsidiaries are expected to be EYPI-Bermuda's principal source of funds to pay expenses and any dividends. EYPI-Bermuda's subsidiaries' ability to pay dividends, as well as EYPI-Bermuda's ability to pay dividends, is, and is expected to be, subject to regulatory, contractual and other constraints.

Any determination to pay dividends in the future will be at the discretion of our board of directors and will be dependent upon such constraints, as well as our results of operations, financial condition and other factors deemed relevant by our board of directors. Our board of directors currently does not intend to declare dividends or make any other distributions.

                               THE ANNUAL MEETING

We are furnishing this proxy statement/prospectus to holders of our common stock in connection with the solicitation of proxies by our board of directors at the annual meeting, and at any adjournments and postponements of the meeting.

Time and Place

The annual meeting will be held at 11:00 a.m. (local time) on December 22, 2000 at the offices of Sommer & Schneider LLP, located at 595 Stewart Avenue, Garden City, New York 11530.

Proposals

At the annual meeting, our stockholders will consider and vote on the following proposals:

         o To approve and adopt the agreement and plan of merger, dated as of, _________2000, among EYPI-Nevada, EYPI-Bermuda and EYPI Merger Corp., pursuant to which EYPI-Bermuda will become the parent holding company of EYPI-Nevada, and to approve the transactions contemplated thereby.

         o To re-elect three directors to serve for a term of up to three years or until their respective successors are elected and qualified.

         o To ratify the selection of Beckman Kirkland & Whitney as independent accountants for the fiscal year ending June 30, 2001.

Record Date; Voting at the Annual Meeting

The board of directors has fixed the close of business on November 27, 2000 as the record date for determination of the stockholders entitled to notice of and to vote at the annual meeting and any and all postponements or adjournments of the meeting. On the record date, there were approximately shares of common stock outstanding and entitled to vote, which were held by holders of record and approximately beneficial holders. Each holder of record of common stock on the record date is entitled to cast one vote per share. A stockholder may vote in person or by a properly executed proxy on each proposal put forth at the annual meeting.

Quorum; Votes Required for Approval

The presence in person or by properly executed proxy of a majority of our common stock outstanding and entitled to vote at the annual meeting is necessary to constitute a quorum. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained.

The affirmative vote of a majority of our outstanding shares is necessary to approve the reorganization. Therefore, a failure to send in a signed proxy card or vote in person at the meeting will have the effect of a vote against the reorganization. The election of directors will be determined by a plurality of the votes cast. The affirmative vote of a majority of the shares represented at the annual meeting will be required for the ratification of the selection of Beckman, Kirkland & Whitney as independent accountants for the fiscal year ending June 30, 2001.

At least one of our officers and directors will be present at the annual meeting and available to respond to questions.

An automated system administered by our transfer agent will tabulate votes cast by proxy at the annual meeting, and inspectors of election will be appointed at the meeting to tabulate votes cast in person.

Voting and Revocation of Proxies

All stockholders should complete, sign and return the enclosed proxy card. All shares of common stock represented at the annual meeting by properly executed proxies received before or at the annual meeting, unless those proxies have been revoked, will be voted at the annual meeting, including any postponement or adjournment of the annual meeting. If no instructions are indicated on a properly executed proxy, the proxies will be deemed to be FOR approval of the reorganization, the nominees to the board of directors and the selection of Beckman Kirkland & Whitney as independent accountants for the fiscal year ending June 30, 2001.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by either:

         o filing, including by facsimile, with the Secretary of EYPI-Nevada, before the vote at the annual meeting is taken, a written notice of revocation bearing a later date than the date of the proxy or a later-dated proxy relating to the same shares, or

         o        attending the annual meeting and voting in person.

In order to vote in person at the annual meeting, stockholders must attend the annual meeting and cast their vote in accordance with the voting procedures established for the annual meeting. Attendance at a annual meeting will not in and of itself constitute a revocation of a proxy. Any written notice of revocation or subsequent proxy must be sent so as to be delivered at or before the taking of the vote at the annual meeting to Endless Youth Products, Inc., Stamford Financial Building, Stamford, New York 12167, Facsimile: (607) 652-6301, Attention: Secretary.

Solicitation of Proxies

Proxies are being solicited by and on behalf of the board of directors. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards.

Other Matters

As of the date of this proxy statement/prospectus, our board of directors knows of no matters that will be presented for consideration at the annual meeting, other than as described in this proxy statement/prospectus. If any other matters shall properly come before the annual meeting or any adjournments or postponements of the annual meeting and shall be voted on, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any of those matters. The persons named as proxies intend to vote or not vote in accordance with the recommendation of our board of directors and management.

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                               THE REORGANIZATION

General

The board of directors of EYPI-Nevada has unanimously approved and declared advisable, and recommends that the stockholders of EYPI-Nevada approve and adopt, the merger agreement pursuant to which EYPI-Bermuda will become the
parent  holding   company  of  EYPI-Nevada.   After  the   consummation  of  the
reorganization, EYPI-Bermuda will carry on the holding company functions currently conducted by EYPI-Nevada. The actual terms of the reorganization are contained in the merger agreement and memorandum of association. The merger agreement is included in this proxy statement/prospectus as annex A. The memorandum of association and bye-laws of EYPI-Bermuda are included in this document as annex B and annex C. We encourage you to read these documents carefully.

Background and Reasons for the Reorganization

The board of directors has been considering the future business and operations of the company. On November 2, 2000, the board of directors approved a plan to redomesticate the company to Bermuda pursuant to the reorganization described in this proxy statement/prospectus. Among the positive factors considered by the board in making that determination were:

         o The establishment of a Bermuda holding company for EYPI-Nevada should allow us to benefit from more favorable business, tax, regulatory and financing environments.

         o Our current corporate structure is such that our worldwide income is subject, either immediately or eventually, to U.S. taxation. After the reorganization, we will be taxable in the United States only on that portion of our worldwide income that is attributable to the United States or our United States subsidiaries. As a Bermuda holding company which will directly own U.S. investments, we will not be subject to U.S. income tax on capital gains, interest income or dividend income. We will be subject to a withholding tax on dividends from U.S. investments and interest from certain U.S. payers.

         o We are presently able to redomesticate to Bermuda with minimal or no corporate tax cost because we have negative earnings and profits both for the current year and for the period since our inception on a cumulative basis.

         o If, in the future, we decide to establish a Bermuda subsidiary, that subsidiary would be entitled to the benefits of the U.S./Bermuda tax treaty, which would exempt that subsidiary from U.S. income taxes unless it had a "permanent establishment" in the United States.

         o The reorganization will offer us greater flexibility in structuring international business activities. For example, our ability to pursue business combinations with non-U.S. entities, including Bermuda companies, may be enhanced.

         o Our shares may become more attractive to non-U.S. investors, and our visibility among the investment banking community may increase due to the perception of our enhanced tax and corporate structure.

The board also took into account the following negative aspects of the reorganization:

         o The reorganization will cause shareholders to recognize capital gains (but not capital losses) on their shares equal to the excess, if any, of the market value of those shares on the date the reorganization is consummated over their tax basis in those shares.

         o We will be subject to changes in political circumstances or laws that may diminish or take away entirely the anticipated business, tax, financial and regulatory benefits of the reorganization.

         o Any of our income that is or may become attributable to the U.S. or U.S. subsidiaries will still be subject to U.S. taxation.

         o We may be subject to taxation in jurisdictions other than the U.S.

         o Dividends paid by EYPI-Bermuda will not qualify for the dividends received deduction otherwise generally available to corporate shareholders.

         o After the reorganization, if EYPI-Bermuda is or becomes a PFIC, then, unless a U.S. shareholder makes either a QEF election or a "mark-to-market" election, the shareholder generally will be subject to tax upon the disposition of appreciated EYPI-Bermuda shares or upon certain distributions as if the gain or distribution were ordinary income earned ratably and subject to tax at the highest rate applicable to the U.S. holder over the period during which the EYPI-Bermuda common shares were held, including any periods in which

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

                  EYPI-Bermuda was not a PFIC, and will be subject to an interest charge on the deferred tax. U.S. holders of warrants or options to acquire EYPI-Bermuda shares will be unable to make either of the foregoing elections and will be subject to PFIC taxation if EYPI-Bermuda is or becomes a PFIC, but they may be able to mitigate the adverse tax consequences of PFIC status by means of a "purge" election.

         o We will be further restricted in our ability to utilize the net operating losses of our reinsurance subsidiary and may need to record additional valuation allowances for the deferred tax asset on our balance sheet.

         o Our shares may become less attractive to investors who are seeking to invest in U.S. companies or who are subject to legal or internal restrictions on their ability to invest in non-U.S. companies.

         o Our activities in the United States will be restricted in order for us to avoid being deemed to be engaged in a U.S. trade or business, in which case we would become subject to U.S. corporate income and branch profits taxes on our effectively connected income.

         o We may become less attractive as a potential merger partner for a U.S. company, and the ability of U.S. companies to effect tax-free combinations with us will be more restricted.

As a shareholder, you will be subject to some additional risks if the reorganization is completed, including:

         o There are differences between your rights as a shareholder of a corporation organized under Nevada law and your rights as a shareholder of a company organized under Bermuda law.

         o Our new governing documents will contain additional provisions that may discourage takeovers in which a third party might buy your shares from you at an acquisition premium.

         o The enforcement of civil liabilities against us may become more difficult.

See "Risk Factors" for a more extensive discussion of the risks that you and the company will face in connection with the reorganization.

The board of directors of EYPI-Nevada has unanimously approved and declared advisable the merger agreement and the transactions contemplated thereby and recommends that you vote in favor of the adoption and approval of the merger agreement and approval of the transactions contemplated thereby.

The Merger Agreement

       Pursuant to the merger agreement:

         o EYPI Merger Corp. will be merged with and into EYPI-Nevada, with EYPI-Nevada being the surviving corporation.

         o Each outstanding share of EYPI Merger Corp. common stock will be automatically converted into one share of EYPI-Nevada common stock.

         o Each outstanding share of EYPI-Nevada common stock (other than treasury shares) will be automatically converted into one EYPI-Bermuda common share.

         o The EYPI-Bermuda common shares outstanding prior to the effectiveness of the merger will be repurchased by EYPI-Bermuda for $1.00 per share, or $12,000 in the aggregate, and will be canceled. Treasury shares of EYPI-Nevada common stock will be canceled.

As a result of the transactions described above, upon the effectiveness of the merger, EYPI-Nevada, as the surviving corporation in the merger, will become a subsidiary of EYPI-Bermuda, and all the common shares of EYPI-Bermuda outstanding immediately after the merger will be owned by former common stockholders of EYPI-Nevada.

The members of the board of directors of EYPI-Nevada immediately prior to the reorganization will constitute the members of the board of directors of EYPI-Bermuda immediately after the reorganization. The officers of EYPI-Nevada immediately prior to the reorganization will be the officers of EYPI-Bermuda, with the same or corresponding titles.

EYPI-Nevada will be renamed Endless Youth Products (U.S.) Inc.

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

Amendment or Termination

Our board of directors may amend, modify or terminate the merger agreement at any time before or after you approve it. After you approve the merger agreement, no amendment, modification or supplement may be made or effected that by law requires further approval by you without your approval.

Conditions to Consummation of the Reorganization

The reorganization will not be consummated unless the merger agreement is adopted by the majority of the holders of the outstanding shares of EYPI-Nevada and the government and regulatory approvals referred to in this proxy statement/prospectus are obtained. We cannot predict whether such approvals or consents will be obtained in a timely manner or, if obtained, whether the consent will include conditions that would be onerous or detrimental to us.

Effective Time

If you approve the merger agreement and it is not terminated by our board of directors, the reorganization will become effective at the close of business on the date that the certificate of merger is filed with the Nevada Secretary of State, or at such later time as may be specified in the certificate of merger. We anticipate that the reorganization will become effective promptly following the conditions to the reorganization are satisfied.

Regulatory Approvals

We are not aware of any regulatory approvals necessary to consummate the reorganization.

Rights of Dissenting Stockholders

The following is a brief summary of the rights of holders of EYPI-Nevada common stock to dissent from the merger and receive cash equal to the fair value of their EYPI-Nevada common stock instead of receiving shares of EYPI-Bermuda common stock. This summary is not exhaustive, and you should read the applicable sections of chapter 92A of the Nevada Revised Statutes, which are attached to this proxy statement/prospectus as Annex D.

IF YOU ARE CONTEMPLATING THE POSSIBILITY OF DISSENTING FROM THE MERGER, YOU SHOULD CAREFULLY REVIEW THE TEXT OF ANNEX D, PARTICULARLY THE PROCEDURAL STEPS REQUIRED TO PERFECT DISSENTERS' RIGHTS, WHICH ARE COMPLEX. YOU SHOULD ALSO CONSULT YOUR LEGAL COUNSEL. IF YOU DO NOT FULLY AND PRECISELY SATISFY THE PROCEDURAL REQUIREMENTS OF THE NEVADA REVISED STATUTES, YOU WILL LOSE YOUR DISSENTERS' RIGHTS.

Under the Nevada Revised Statutes, the holders of EYPI-Nevada common stock are entitled to certain dissenters' rights with respect to the merger. The following is a summary of the rights of EYPI-Nevada stockholders who dissent from the merger. It does not purport to be complete and is qualified in its entirety by reference to Sections 92A.300 through 92A.500 of the Nevada Revised Statutes (the Dissenters' Rights Statute, a copy of which is attached as Annex E to this proxy statement/prospectus).

Any EYPI-Nevada shareholder may, as an alternative to receiving a consideration specified in the merger agreement, dissent from the merger and obtain payment of the fair value of such shareholder's EYPI-Nevada common stock pursuant to the Dissenters' Rights Statute. EYPI-Nevada stockholders will be bound by the terms of the merger unless they dissent by complying with all the requirements of the Dissenters' Rights Statute. Any EYPI-Nevada shareholder contemplating exercising the right to demand such payment should carefully review the Dissenters' Rights Statute, a copy of which is included as Annex to this proxy statement/prospectus and in particular the required procedural steps. A EYPI-NEVADA SHAREHOLDER WHO FAILS TO COMPLY WITH THESE PROCEDURAL REQUIREMENTS MAY LOSE THE RIGHT TO DISSENT.

Set forth below, to be read in conjunction with the full text of the Dissenters' Rights Statute, is a summary of the procedures relating to the exercise of dissenters' rights by EYPI-Nevada stockholders.

Any EYPI-Nevada shareholder who wishes to dissent must deliver to EYPI-Nevada, prior to the vote on the merger agreement, a written notice of intent to demand payment for such shareholder's shares if the merger is effectuated. In addition, such shareholder must not vote their shares of EYPI-Nevada common stock in favor of the merger agreement. A EYPI-Nevada shareholder who fails to deliver the notice on time or who votes in favor of the merger agreement will not have any dissenters' rights. If a EYPI-Nevada shareholder returns a signed proxy but does not specify a vote AGAINST approval of the merger agreement or a direction to abstain, the proxy will be voted for approval of the merger agreement, which will have the effect of waiving such shareholder's dissenters' rights.

If the merger agreement is approved by EYPI-Nevada stockholders, EYPI-Nevada is required to deliver a written dissenters' notice to all EYPI-Nevada stockholders who gave a timely notice of intent to demand payment and who did not vote in favor of the merger agreement. The notice must be sent no later than ten days after the merger agreement is approved and must (a) state where the payment demand must be sent and where and when certificates for certificated shares must be deposited, (b) inform

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

stockholders of uncertificated shares to what extent transfer of the shares will be restricted after the payment is received, (c) supply a form for demanding payment that includes the date of the first announcement to the news media or to stockholders of the terms of the proposed corporate action and that requires the person asserting dissenters' rights to certify whether or not such shareholder acquired beneficial ownership of the shares before that date, (d) set a date by which EYPI-Nevada must receive the payment demand, which may not be fewer than 30 or more than 60 days after the date the required dissenters' notice is delivered, and (e) be accompanied by a copy of the Dissenters' Rights Statute.

A shareholder who is sent the dissenters' notice described above must (i) demand payment, (ii) certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice, and (iii) deposit such shareholder's certificates in accordance with the terms of the notice. A shareholder who demands payment and deposits the shareholder's certificates of EYPI-Nevada common stock as requested by the dissenters' notice retains all other rights of a EYPI-Nevada shareholder until such rights are canceled by the consummation of the merger. A shareholder who does not demand payment or deposit the shareholder's certificates of EYPI-Nevada common stock where required, each by the date set forth in the dissenters' notice, is not entitled to payment. EYPI-Nevada may restrict the transfer of uncertificated shares from the date of the demand for payment until the merger is consummated; however, the holder of uncertificated shares retains all other rights of a shareholder until those rights are canceled by the consummation of the merger.

Except for shares of EYPI-Nevada common stock acquired by a dissenter after the date set forth in the dissenters' notice as the date of first announcement to stockholders or the news media of the terms of the merger, as soon as the merger is effectuated or upon receipt of the payment demand, EYPI-Nevada must pay each dissenter who complied with the foregoing requirements the amount EYPI-Nevada estimates to be the fair value of the dissenters' share of EYPI-Nevada common stock plus accrued interest. The payment must be accompanied by certain financial information concerning EYPI-Nevada, a statement of EYPI-Nevada's estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of the dissenter's right to demand payment if the dissenter is dissatisfied with the payment offer, and a copy of the Dissenters' Rights Statute.

A dissenter may notify EYPI-Nevada in writing of the dissenter's own estimate of the fair value of the dissenter's shares and the amount of interest due with respect thereto and may demand payment of the dissenter's estimate, by following the procedures set forth in the Dissenters' Rights Statute.

EYPI-Nevada stockholders considering exercising dissenters' rights should bear in mind that the fair value of their EYPI-Nevada common stock determined under the Dissenters' Rights Statute could be more than, the same as or less than the value of the consideration they will receive pursuant to the merger agreement if they do not exercise dissenters' rights.

Any EYPI-Nevada shareholder contemplating the exercise of dissenters' rights is urged to review the full text of the Dissenters' Rights Statute.

Exchange of Share Certificates

As of the effective time of the reorganization, the holders of EYPI-Nevada common stock prior to the effective time will automatically become the owners of EYPI-Bermuda common shares, and, as of the effective time, will cease to be owners of EYPI-Nevada common stock. Stock certificates representing EYPI-Nevada common stock will, at the effective time, automatically represent EYPI-Bermuda common shares. Holders of EYPI-Nevada common stock will not be required to exchange their stock certificates as a result of the reorganization. Should you desire to sell some or all of your EYPI-Bermuda common stock after the effective time, delivery of the stock certificate or certificates which previously represented shares of EYPI-Nevada common stock will be sufficient. The proposed reorganization will not affect your right to sell shares of EYPI-Nevada before the effective time.

Following the reorganization, certificates bearing the name of EYPI-Bermuda will be issued in the normal course upon surrender of certificates bearing the name of EYPI-Nevada for exchange or transfer. If you surrender a share certificate, and you request the new certificate to be issued in a name other than the one appearing on the surrendered certificate, you must endorse the share certificate or otherwise prepare it to be in proper form for transfer. You will be further required to pay EYPI-Bermuda or its agents any transfer taxes or other governmental charges required by reason of the issuance of a certificate registered in a name other than that appearing on the surrendered certificate and establish to the satisfaction of EYPI-Bermuda or its agents that those taxes or other governmental charges have been paid.

Stock-Based Compensation Plans

The merger agreement provides that (1) upon consummation of the reorganization, EYPI-Bermuda will assume the stock-based compensation plans of EYPI-Nevada and
(2) following the reorganization, EYPI-Bermuda will issue its common shares under those plans. We will revise or amend our stock-based compensation plans and other employee benefit plans, as necessary.

Your approval of the reorganization will also constitute approval of amendments to our stock-based compensation plans and other employee benefit plans providing for future use of EYPI-Bermuda common shares in lieu of EYPI-Nevada common stock after the reorganization.

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Nasdaq OTC Bulletin Board Trading

Our common stock is currently listed on the Nasdaq OTC Bulletin Board under the symbol "EYPI." On November 17, 2000 the last reported sale price on the Nasdaq OTC Bulletin Board of the EYPI-Nevada common stock was $.0625 per share.

We expect that immediately following the reorganization, the common shares of EYPI-Bermuda will trade on the Nasdaq OTC Bulletin Board under the same symbol. At the time of commencement of this trading, the EYPI-Nevada common stock will be delisted and the common stock of EYPI-Bermuda will become so registered.

The reorganization will not affect your right to trade your shares, either before or after it is completed.

Accounting Treatment

The reorganization will be accounted for in a manner similar to a pooling of interests among companies within common control and, therefore, there will be no change in accounting as a result of the reorganization.

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                       DESCRIPTION OF AUTHORIZED SHARES OF
                                  EYPI-BERMUDA

The following is a summary of the authorized capital of EYPI-Bermuda. This summary is subject to the complete text of EYPI-Bermuda's memorandum of association and bye-laws, which are included as annexes B and C of this proxy statement/prospectus, and the relevant provisions of the Bermuda Companies Act 1981. See also the section of this proxy statement/prospectus entitled "Comparison of Rights of Shareholders" for a description of the material changes in your rights as a shareholder as a result of the reorganization.

Share Capital

The authorized share capital of EYPI-Bermuda consists of 500,000,000 common shares, par value U.S. $0.005 per share, and 50,000,000 preference shares, par value U.S. $0.005 per share. (The authorized share capital of EYPI-Nevada consists of 10,000,000 shares of common stock, par value U.S. $0.001 per share, and 1,000,000 shares of preferred stock, par value U.S. $0.001 per share). After the consummation of the reorganization, we expect that 3,304,078 common shares and no preference shares will be outstanding.

Common Shares

Holders of the common shares have no preemptive, redemption, conversion or sinking fund rights. Subject to the voting restrictions described below, holders of common shares are entitled to one vote per share on all matters submitted to a vote of holders of common shares and do not have any cumulative voting rights. In the event of a liquidation, dissolution, or winding up of EYPI-Bermuda, the holders of common shares are entitled to share equally and ratably in the assets of EYPI-Bermuda, if any, remaining after the payment of all debts and liabilities of EYPI-Bermuda and the liquidation preference of any outstanding preference shares. Upon completion of the reorganization, all outstanding common shares will be fully paid and non-assessable. The board will be permitted to authorize the issuance of additional common shares.

Following the reorganization, Stock Trans, Inc., 44 W. Lancaster Avenue, Ardmore, Pennsylvania 19003, will be the transfer agent and registrar of our common shares.

Preference Shares

Like the certificate of incorporation of EYPI-Nevada, the bye-laws of EYPI-Bermuda allow the board to authorize the issuance of preference shares in one or more series, and may fix the rights and preferences of those shares, including as to dividends, voting (which shall be subject to the limitations described below under "--Voting Limitation"), redemption, conversion rights and otherwise.

Issuances of preference shares would be subject to the applicable rules of the Nasdaq National Market or other organizations on whose systems the stock of the company may then be quoted or listed. Depending upon the terms of preference shares established by the company's board of directors, any or all series of preference shares could have preferences over the common shares with respect to dividends and other distributions and upon liquidation of the company. Issuance of any such shares with voting powers, or issuance of additional shares of common shares, would dilute the voting power of the outstanding common shares. The company has no present plans to issue any preference shares.

Shareholders Meetings

Under Bermuda law, an annual shareholders meeting must be convened at least once in every calendar year. The bye-laws of EYPI-Bermuda provide that a special shareholders meeting of shareholders may be convened by the chairman of the board of directors, the president or a majority of the directors in office at any time. In addition, under Bermuda law, subject to specified conditions, a special shareholders meeting must be convened upon the request of shareholders holding at least 10% of the paid-up capital of the company carrying the right to vote at shareholders' meetings.

The bye-laws of EYPI-Bermuda provide that the presence of two or more persons representing, in person or by proxy, not less than a majority of the voting power represented by shares issued and entitled to vote shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by Bermuda law.

Voting Limitation

The bye-laws of EYPI-Bermuda contain a provision limiting the voting rights of any U.S. person who owns (directly, indirectly or constructively under the United States Internal Revenue Code) shares with more than 9.9% of the total voting power of all shares entitled to vote generally at an election of directors to 9.9% of such voting power. This provision will not restrict the ability of any person holding shares of EYPI-Bermuda that were either (1) converted from shares of EYPI-Nevada owned on November 27, 2000 or (2) issued upon exercise of warrants owned by such person on November 27, 2000 which were assumed by EYPI-Bermuda, from voting such shares except with respect to the election of directors. This provision is intended to prevent EYPI-Bermuda from being characterized as a controlled foreign corporation which could cause U.S. persons owning 10% or more of our shares to suffer adverse U.S. tax consequences.

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

The bye-laws of EYPI-Bermuda also contain a provision limiting the rights of any group (within the meaning of the United States Securities Exchange Act of 1934) that owns shares with more than 9.9% of the total voting power of all shares entitled to vote generally at an election of directors to 9.9% of such voting power. This provision will not restrict (a) the ability of any such group holding shares of EYPI-Bermuda that were converted from shares of EYPI-Nevada owned on November 27, 2000 or acquired upon exercise of warrants owned by such person on November 27, 2000 which were assumed by EYPI-Bermuda or (b) any person or group that the board of directors, by the affirmation vote of at least 75% of the existing board, may exempt from this provision, from voting such shares.

Shareholder Proposals

The bye-laws establish an advance notice procedure for shareholder proposals to be brought before an annual shareholders meeting of shareholders of the company and for nominations by shareholders of candidates for election as directors at an annual shareholders meeting or a special shareholders meeting at which directors are to be elected. Subject to any other applicable requirements, including rule 14a-8 under the U.S. Securities Exchange Act of 1934, only such business may be conducted at an annual meeting of shareholders as has been brought before the meeting by, or at the direction of, the company's board of directors, or by a shareholder who has given to the secretary of the company timely written notice, in proper form, of the shareholder's intention to bring that business before the meeting. The presiding officer at such meeting has the authority to make such determinations. Only persons who are nominated by, or at the direction of, the company's board of directors, or who are nominated by a shareholder who has given timely written notice, in proper form, to the secretary prior to a meeting at which directors are to be elected will be eligible for election as director of the company. Subject to Bermuda law as described below, shareholders will not be entitled to raise proposals at special shareholders meetings.

To be timely, notice of nominations or other business to be brought before an annual shareholders meeting must be received by the secretary of the company at the principal executive office of the company no later than 50 days prior to the date of such annual shareholders meeting (or if less than 55 days' notice of the meeting is given, not later than the close of business on the seventh day following the day notice of the meeting is first given to shareholders). Similarly, notice of nominations to be brought before a special shareholders meeting at which directors are to be elected must be delivered to the secretary at the principal executive office of the company no later than the close of business on the seventh day following the day on which notice of the date of a special shareholders meeting of shareholders was given.

The shareholder's notice to nominate a director must set forth the identity of the nominee, any arrangements or understandings the shareholder has the nominee and any other information as would be required under the proxy rules of the Securities and Exchange Commission if that person were in fact to appear as a nominee in our proxy statement.

Bermuda law provides that shareholders totaling at least 100 shareholders or holding at least 5% of the total voting rights can, at their own expense, require the company to, subject to the provisions of Bermuda law:

         o give notice of any resolution which those shareholders can properly propose and intend to propose at the next annual shareholders meeting of the company; or

         o circulate a statement prepared by those shareholders in respect of any matter referred to in a proposed resolution or any business to be dealt with at a shareholders meeting.

Board of Directors

The bye-laws provide that the number of directors will not be less than three nor more than eighteen and will be determined from time to time by a vote of a majority of the company's board of directors then in office. Unlike the certificate of incorporation of EYPI-Nevada, the bye-laws of EYPI-Bermuda provide that the board will be divided into three classes. Each class will consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board. At each annual meeting of shareholders, directors will be elected to succeed those directors whose terms have expired, and each newly elected director will serve for a three-year term.

Like the certificate of incorporation of EYPI-Nevada, the bye-laws of EYPI-Bermuda provide that directors may be removed only for cause, and cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted of a felony or been found by a court to be liable for gross negligence or misconduct in the performance of his or her duties. The bye-laws also provide that the company's board of directors have the right to fill vacancies, including vacancies created by expansion of the company's board of directors.

Dividends

Under Bermuda law and the bye-laws, the board of directors of EYPI-Bermuda may declare dividends, or make distributions out of contributed surplus, as long as there are no reasonable grounds for believing that EYPI-Bermuda is, or after the dividend or distribution would be, unable to pay its liabilities as they became due or that the realizable value of EYPI-Bermuda's assets would thereby be less than the aggregate of its liabilities and its issued share capital and share premium accounts. See "Risk Factors -- Other Risks of the Company -- We Currently Do Not Anticipate Paying Dividends."

Repurchases of Shares

Under Bermuda law and the bye-laws, EYPI-Bermuda can repurchase its own shares so long as it is solvent and certain other conditions are met.

Interested Shareholder Provisions

Section 203 of the Delaware General Corporation Law

The bye-laws of EYPI-Bermuda incorporate the provisions of Section 203 of the Delaware General Corporation Law (the "Section 203 provisions"), which is similar in effect to Sections 78.378 to 78.3793 of the Nevada Revised Statues to which EYPI-Nevada is currently subject. The Section 203 provisions prohibit interested shareholders from engaging in a business combination with it for a period of three years from the time of becoming an interested shareholder. An interested shareholder is defined as a person that owns 15% or more of the voting power of EYPI-Bermuda or any person that owned 15% or more of the voting power of EYPI-Bermuda at any time within three years of the date that person's status as an interested shareholder is determined. Business combinations include:

         o        mergers, amalgamations or similar transactions,

         o the sale of assets of our company having an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of our company determined on a consolidated basis or the aggregate market value of all outstanding shares of our company;

         o any transaction that results in the issuance or transfer by our company of any stock of our company to the interested shareholder, except if the issuance is part of a proportionate distribution to all shareholders or due to the conversion of securities exercisable or exchangeable for shares in our company;

         o        any   transaction   involving   our  company  or  one  of  our
                  subsidiaries that results in the interested shareholder's percentage ownership in our company increasing; and

         o any receipt by the interested shareholder of the benefit of any loan, guarantee or other financial benefit provided by or through our corporation.

EYPI-Bermuda is not bound by the Section 203 provisions that restrict the activities of it with respect to an interested shareholder if:

         o upon consummation of the transaction that resulted in the interested shareholder becoming an interested shareholder, that interested shareholder owned at least 85% of the voting power of our company's shares outstanding at the time the transaction commenced;

         o the board approved the transaction in which the interested shareholder became an interested shareholder before that transaction was completed; or

         o the business combination is approved at a meeting by the vote of 66 2/3% of the outstanding voting shares not owned by the interested shareholder.

The restrictions of the Section 203 provisions do not restrict the activities of an interested shareholder with respect to business combinations in the event that any of the following transactions:

         o        a merger or consolidation of the company;

         o a sale of the company's assets having an aggregate market value equal to 50% or more of the aggregate value of all the company's assets; or

         o a tender offer for 50% or more of the voting stock of the company,

is approved or not opposed by a majority of the board of directors of the company then in office, so long as those directors were in office (or were nominated or elected by directors who were in office) prior to the time the interested shareholder became an interested shareholder, and a business combination is proposed by an interested shareholder before the company consummates or abandons, and after the company either announces publicly, or gives notice (which it is required to do in the case of an asset sale or merger) to all interested shareholders of, one of the specified transactions.

The provisions of the bye-laws restricting business combinations with interested shareholders can be repealed only with (1) the affirmative vote of 66-2/3% of the outstanding shares or (2) the affirmative vote of a majority of the outstanding shares and the affirmative vote of 75% of the entire board (and that 75% threshold must be met without the votes of directors who are affiliates of the interested shareholder).

Additional Voting Restrictions

Unlike the certificate of incorporation of EYPI-Nevada, the bye-laws of EYPI-Bermuda provide that the affirmative vote of 80% of the outstanding shares of the company (including a majority of the outstanding shares held by shareholders other than holders (and such holders' affiliates) of 10% or more ("10% holders") of the outstanding shares) shall be required (the "extraordinary vote") for the following corporate actions:

         o        merger or consolidation of the company into a 10% holder;

         o sale or any or all of the assets of the company to a 10% holder;

         o the issuance of voting securities of the company to a 10% holder; or

         o        amendment of these provisions.

The extraordinary vote will not apply to any transaction approved by the board, so long as a majority of those board members voting in favor of the transaction were duly elected and acting members of the board prior to the time the 10% holder became a 10% holder.

Anti-Takeover Effects

Certain of the provisions described above in the bye-laws of EYPI-Bermuda could have the effect of discouraging unsolicited takeover bids from third parties or the removal of incumbent management. As a result, it may be less likely that you will receive premium prices for your shares in an unsolicited takeover of our company by another party. These provisions may encourage companies interested in acquiring the company to negotiate in advance with our board of directors, since the board has the authority to overrule the operation of several of the limitations.

The bye-laws of EYPI-Bermuda provide that certain provisions which may have anti-takeover effects may be repealed or altered only with prior board approval and upon the affirmative vote of holders of shares representing at least 65% of the total voting power of the shares of the company entitled generally to vote at an election of directors (80% in the case of the provisions described under "-- Interested Shareholder Provisions -- Additional Voting Restrictions").

Voting Limitation

The provisions described above under "-- Voting Limitation" may deter any unsolicited or unnegotiated bids for the company since, subject to the exceptions described above, no shareholder or (without approval of 75% of the directors then in office) group will be able to vote shares representing more than 9.9% of the voting power of the company's voting shares.

Limitation on Shareholder Proposals and Calling of Special Shareholders Meetings

The provisions limiting shareholders' right to call special shareholders meetings and to raise proposals or nominate directors at shareholders meetings may have anti-takeover effects, although under Bermuda law, subject to specified conditions, any 10% shareholder can call a special shareholders meeting and any 5% shareholder can raise a proposal at a shareholders meeting.

Action by Written Consent

Under Bermuda law, shareholders may act by written consent only if such consent is unanimous among all shareholders. This limitation, together with the limitation on shareholder proposals and calling of special shareholders meetings, could make an unsolicited or unnegotiated bid more difficult.

Classified Board of Directors

The classified board provision could increase the likelihood that, in the event of a takeover of our company, incumbent directors will retain their positions. In conjunction with the provision of the bye-laws authorizing the company's board of directors to fill vacant directorships, the classified board provision could prevent shareholders from removing incumbent directors without cause (as defined in our bye-laws) and filling the resulting vacancies with their own nominees. We believe that the provision will help assure that the board, if confronted with an unsolicited proposal from a third party that has acquired a block of our voting shares, will have sufficient time to review the proposal and appropriate alternatives and to seek the best available result for all shareholders. We also believe that a classified board helps assure the continuity and stability of the board and our business strategy and policies.

Power to Issue Shares

Authorized preference shares, as well as authorized but unissued common shares, will be available for issuance by the board, without further action by the company's shareholders, unless shareholder action is required by applicable law or the rules of any stock exchange on which any series of the company's capital stock may then be listed. EYPI-Bermuda is authorized to have issued and outstanding 500,000,000 common shares and 50,000,000 preference shares, as contrasted with EYPI-Nevada, which is authorized to have issued and outstanding 10,000,000 shares of common stock and 1,000,000 shares of preferred stock. The company believes that the availability of preference shares and additional common shares could facilitate certain financings and acquisitions and provide a means for meeting other corporate needs which might arise. These provisions give the company's board of directors the power to approve the issuance of preference shares or common shares that could, depending on its terms, either impede or facilitate the completion of a merger, tender offer or other takeover attempt. For example, the issuance of preference shares might impede a business combination if the terms of those shares include voting rights which would enable a holder to block business combinations.

Interested Shareholder Provisions

Any interested shareholder or 10% holder, each as defined above under "--Interested Shareholder Provisions," cannot effect certain transactions with the company unless it complies with the provisions described in that section or the board of directors by requisite vote (or in the case of the Section 203 provisions, the shareholders by requisite vote) approve the transaction. These provisions may encourage potential acquirers to negotiate with the board and deter any bids not approved by the board.

                      COMPARISON OF RIGHTS OF SHAREHOLDERS

The following discussion is a summary of material changes in your rights as a shareholder following the reorganization. This summary is subject to the complete text of the relevant provisions of the Bermuda Companies Act 1981, the Nevada General Corporation Law, EYPI-Nevada's certificate of incorporation and by-laws and EYPI-Bermuda's memorandum of association and bye-laws.

Your rights as a stockholder of EYPI-Nevada are governed by Nevada law and EYPI-Nevada's certificate of incorporation and by-laws. After the reorganization, you will become a shareholder of EYPI-Bermuda and your rights will be governed by Bermuda law and EYPI-Bermuda's memorandum of association and bye-laws.

There are differences between your rights under Nevada law and Bermuda law, which is based on English legal principles. In addition, there are differences between EYPI-Nevada's certificate of incorporation and by-laws and EYPI-Bermuda's memorandum of association and bye-laws. These differences are discussed below. See the section of this proxy statement/prospectus entitled "Description of Authorized Shares of EYPI-Bermuda" for a more detailed description of some of these provisions.

Authorized Share Capital

EYPI-Nevada                              EYPI-Bermuda

The authorized share capital of EYPI     The authorized share capital of
-Nevada consists of 10,000,000 shares    EYPI-Bermuda consists of 500,000,000
of common stock and 1,000,000 shares     common shares and 50,000,000
of preferred stock.                      preference shares. See "Description of
                                         Authorized Shares of EYPI-Bermuda --
                                         Anti-Takeover Effects -- Power to
                                         Issue Shares."

Quorum; Meetings of Shareholders

EYPI-Nevada                              EYPI-Bermuda

Under Nevada law, shareholder meetings   Under Bermuda law, an annual
for the election of directors            shareholders meeting must be convened
generally must be held every eighteen    at least once in every calendar year.
months and a special meeting of          A special shareholders meeting of
stockholders may be called by the        shareholders may be convened by the
President, board of directors or by      directors at any time and must be
the vote of, or by an instrument         convened upon the request of
signed by the holders of a majority of   shareholders holding at least 10% of
issued and outstanding capital stock.    the paid-up capital of the company
                                         carrying the right to vote at
                                         shareholders' meetings. The bye-laws
                                         also provide that the chairman of the
                                         board of directors, the president or a
                                         majority of the entire board of
                                         directors may call a special
                                         shareholders meeting of shareholders.

The certificate of incorporation and     The bye-laws of EYPI-Bermuda provide
by-laws of EYPI-Nevada provide that a    that the presence of two or more
majority of shares entitled to vote,     persons representing, in person or by
present in person or represented by      proxy, not less than a majority of the
proxy, shall constitute a quorum at a    voting power represented by shares
meeting of stockholders.                 issued and entitled to vote shall
                                         constitute a quorum at all meetings of
                                         the shareholders for the transaction
                                         of business except as otherwise
                                         provided by Bermuda law.

Voting of Shareholders

EYPI-Nevada                              EYPI-Bermuda

Under Nevada law, unless otherwise       The bye-laws contain a provision
provided in the certificate of           limiting the voting rights of any
incorporation, each stockholder is       [U.S.] person or group who owns
entitled to one vote for each share of   (directly, indirectly or
capital stock held by that               constructively) more than 9.9% of the
stockholder.                             shares of EYPI-Bermuda to 9.9%,
                                         subject to certain exceptions. See
                                         "Description of Authorized Shares of
                                         EYPI-Bermuda--Voting Limitation" for a
                                         description of this provision.

Action by Written Consent

EYPI-Nevada                              EYPI-Bermuda

Under Nevada law, stockholders holding   Under Bermuda law, shareholders may
a majority of the voting power may act   act by written consent only if such
by written consent as if such action     consent is unanimous among all
were taken at a stockholders '           shareholders.
meeting, unless the certificate of
incorporation prohibits action by
written onsent. The certificate of
EYPI-Nevada does not contain such a
prohibition.

Advance Notice Requirements for Shareholder Proposals and Director Nominations

EYPI-Nevada                              EYPI-Bermuda

There is no limitation in the            The bye-laws of EYPI-Bermuda contain
certificate of incorporation or          procedures for shareholders to
by-laws on the ability of stockholders   nominate directors at the annual
to nominate directors or raise other     shareholders meeting or any special
proposals at general or special          shareholders meeting at which
meetings.                                directors are elected or to raise
                                         proposals at the annual shareholders
                                         meeting. The bye-laws prohibit
                                         shareholders from raising proposals at
                                         special shareholders meetings, subject
                                         to Bermuda law. Bermuda law provides
                                         that shareholders totaling at least
                                         100 shareholders or holding at least
                                         5% of the total voting rights can, at
                                         their own expense, require the company
                                         to, subject to specified conditions:

                                         - give notice of any resolution which
                                           those shareholders can properly
                                           propose and intend to propose at the
                                           next annual shareholders meeting of
                                           the company; or

                                         - circulate a statement prepared by
                                           those shareholders in respect of any
                                           matter referred to in a proposed
                                           resolution or any business to be
                                           dealt with at any shareholders
                                           meeting.

Distributions and Dividends; Share Repurchases

EYPI-Nevada                                          EYPI-Bermuda

Under Nevada law, a corporation may      Under Bermuda law and the bye-laws,
pay dividends out of surplus unless      the board of directors of EYPI-Bermuda
the net assets of the corporation are    may declare dividends, or make
less than the capital represented by     distributions out of contributed
issued and outstanding stock having a    surplus, as long as there are no
preference on asset distributions and    reasonable grounds for believing that
unless such distribution would render    EYPI-Bermuda is, or after the dividend
the corporation unable to pay its        or distribution would be, unable to
debts as they become due in the          pay its liabilities as they became due
ordinary course of its business.         or that the realizable value of
Surplus is defined under Nevada law as   EYPI-Bermuda's assets would thereby be
the excess of the net assets over        less than the aggregate of its
capital, as such capital may be          liabilities and its issued share
adjusted by the board of directors.      capital and share premium accounts.

A Nevada corporation may purchase        Under Bermuda law and the bye-laws,
shares of any class except when its      EYPI -Bermuda can repurchase its own
capital is impaired or would be          shares so long as it is solvent and
impaired by such purchase. A             certain other conditions are met.
corporation may, however, purchase out
of capital shares that are entitled
upon any distribution of its assets to
a preference over another class or
series of its stock (or, if no shares
entitled to such a preference are out-
standing, any of its shares, if these
shares are to be retired upon their
acquisition and the capital reduced).

Shareholder Approval of Business Combinations

EYPI-Nevada                                          EYPI-Bermuda

Except under certain circumstances,      Bermuda law permits an amalgamation
Nevada law prohibits a "business         between two or more Bermuda companies,
combination" between the corporation     or between one or more Bermuda
and an "interested shareholder",         exempted companies and one or more
however, the Nevada Articles expressly   foreign corporations, subject, unless
elect not to be governed by these        the bye-laws otherwise provide, to
provisions as contained in NES 87.411    obtaining a majority vote of
to 78.444 inclusive. To the extent       three-fourths of the shareholders of
permissible under the applicable law     each of the companies and each class
of any jurisdiction to which the         of shares present and voting in person
corporation may become subject by        or by proxy at a meeting called for
reason of the conduct of business, the   that purpose. Unless the bye-laws
ownership of assets, the residence of    otherwise provide, Bermuda law also
shareholders, the location of offices    requires that the quorum at the
or facilities, or any other item, the    meeting be more than one-third of the
company has elected not to be governed   issued shares of the company or the
by the provisions of any stature that    class. Each share carries the right to
(i) limits, restricts, modified,         vote in respect of an amalgamation,
suspends, terminates, or otherwise       whether or not it otherwise carries
affects the rights of any shareholder    the right to vote.
to cast one vote for each share of
common stock registered in the name of   Except as set forth in the last
such shareholder on the books of the     paragraph of this section, the
corpor- ation, without regard to         bye-laws of EYPI-Bermuda, provide that
whether such shares were acquired        any amalgamation approved by
without regard to whether such           two-thirds of the board of directors
shareholder has the power to exercise    of EYPI-Bermuda shall require approval
or direct the exercise of voting power   only by a majority of the voting power
over any specific fraction of the        held by shareholders, if the holders
shares of common stock of the company    of a majority (ii) grants to any
of the shares issued and entitled to     shareholder vote are present.
issued and outstanding or the right to
have his or her stock redeemed or
purchased
by the corporation or any other          Bermuda law also provides that where
shareholder on the acquisition by any    an offer is made for shares in a
person or group of persons of shares     company by another company and, within
of the company. In particular, to the    four months of the offer, the holders
extent permitted under the laws of the   of at least 90% in value of the shares
state of Nevada, the company elects      which are the subject of the offer
not to be governed by any such           (other than shares already held by or
provision, including the provisions of   on behalf of the offeror) accept, the
the Nevada Control Share Acquisitions    offeror may by notice, given within
Act, Sections 78.378 to 78.3793,         two months after the expiration of the
inclusive, of the Nevada Revised         said four months, require any
Statutes, or any statue of similar       dissenting shareholders to transfer
effect or tenor.                         their shares on the terms of the
                                         offer. Dissenting shareholders may
                                         apply to a court within one month of
                                         notice objecting to the transfer and
                                         the court may make any order it thinks
                                         fit.

Appraisal Rights

EYPI-Nevada                              EYPI-Bermuda

Shareholders are entitled to demand      Under Bermuda law, a dissenting
appraisal of their shares in the case    shareholder of a company participating
of mergers or consolidations, except     in an amalgamation, other than an
where: (i) they are shareholders of      amalgamation between a company and its
the surviving corpor- ation and the      wholly owned subsidiary or between two
merger did not require their approval    or more wholly owned subsidiaries of
under the Nevada Revised Statues         the same holding company, may apply to
(NRS); (ii) the corporation's shares     Bermuda's Supreme Court to appraise
are either listed on a national          the fair value of his or her shares.
securities exchange or designated as a
national market system security on an
interdealer quotation system by the
National Association of Securities
Deals, Inc; or (iii) the corporation's
shares are held of record by more than
2,000 shareholders. Appraisal rights
are available in either (i), (ii) or
(iii) above, however, if the
shareholders are required by the terms
of the merger or consolidation to
accept any consideration other than
(a) stock of the corporation surviving
or resulting from the merger or
consolidation, (*b) shares of stock of
another corporation which are either
listed on a national securities
exchange or designated as a national
market system security on an
interdealer quotation system by the
National Association of Securities
Dealers, Inc. or held of record by
more than 2,000 shareholders, (c) cash
in lieu of fractional shares, or (d)
any combination of the foregoing
appraisal rights are not available in
the case of a sale, lease, exchange or
other disposition by a corporation of
all or substantially all of its
property and assets.

Inspection of Books and Records

EYPI-Nevada                              EYPI-Bermuda

Under Nevada law, any person who has     Bermuda law provides the general
been a stockholder of record of any      inspection of a Bermuda company's
corporation and owns not less than 15    public documents at the office of the
percent of all of the issued and         Registrar of Companies in Bermuda, and
outstanding shares of the stock of       provides a Bermuda company's
such corporation or has been             shareholders with a right of
authorized in writing by the holders     inspection of the company's bye-laws,
of at least 12.5 percent of all it's     minutes of general shareholders'
issued and outstanding shares, upon at   meetings and audited financial
least 5 days written demand, is          statements. The register of
entitled to inspect in person or by      shareholders is also open to
agent or attorney, during normal         inspection by shareholders free of
business hours, the books of account     charge and, upon payment of a small
and all financial records of the         fee, by any other person.
corporation, to make extracts
therefrom, and to conduct an audit of    A Bermuda company is required to
such records of such records at their    maintain its share register in Bermuda
expense.                                 but may establish a branch register
                                         outside of Bermuda if its shares are
                                         traded on an appointed stock exchange
                                         or its shares have been offered to the
                                         public pursuant to a prospectus filed
                                         in accordance with Bermuda law. A
                                         Bermuda company is required to keep at
                                         its registered office a register of
                                         its directors and officers which is
                                         open for inspection by members of the
                                         public without charge.

Indemnification of Directors and Officers

EYPI-Nevada                                          EYPI-Bermuda

Nevada law generally permits a           Under Bermuda law, a company is
corporation to provide                   permitted to indemnify any officer or
indemnification and advancement of       director, out of the funds of the
expenses, by by-law provision,           company, against:
agreement or otherwise, against
judgments, fines, expenses and amounts   - any liability he or she incurs in
paid in settlement actually and            defending any proceedings, whether
reasonably incurred by the person in       civil or criminal, in which (1)
connection with a proceeding if the        judgment is given in his or her
person acted in good faith and in a        favor, or (2) he or she is
manner he or she reasonably believed       acquitted, or (3) he or she is
to be in or not opposed to the best        granted relief from liability by the
interests of the corporation.              court in connection with any
                                           application under relevant Bermuda
                                           legislation; and

                                         - any loss or liability resulting from
                                           negligence, default, breach of duty
                                           or breach of trust, except for his
                                           or her fraud or dishonesty.

The certificate of incorporation and     Pursuant to its bye-laws, EYPI-Bermuda
bye-laws of EYPI-Nevada provide for      will indemnify its officers and
indemnification on the part of           directors as well as their heirs,
EYPI-Nevada to the fullest extent        executors and administra- tors to the
permitted by law.                        fullest extent permitted by law.
                                         permitted by law. Bermuda law does not
                                         permit indemnification of a person who
                                         is or may be found guilty of fraud or
                                         dishonesty.

                                         EYPI-Bermuda will advance all
                                         reasonable expenses incurred by or on
                                         behalf of the indemnitee in connection
                                         with any related proceeding.

Limited Liability of Directors

EYPI-Nevada                              EYPI-Bermuda

Nevada law permits the adoption of a     Under Bermuda law, a director must
certificate of incorporation provision   observe the statutory duty of care
limiting or eliminating the monetary     which requires a director to act
liability of a director to a             honestly and in good faith with a view
corporation or its stockholders by       to the best interests of the company
reason of a director's breach of the     and exercise the care, diligence and
fiduciary duty of care. However,         skill that a reasonably prudent person
Nevada law does not permit any           would exercise in comparable
limitation of the liability of a         circumstances.
director for:
                                         Bermuda law renders void any provision
- breaching the duty of loyalty to the   in the bye-laws or any contract
  corporation or its stockholders;       between a company and any director
                                         exempting him or her from, or
- failing to act in good faith;          indemnifying him or her against, any
                                         liability in respect of any fraud or
- engaging in intentional misconduct     dishonesty of which he or she may be
  or a known violation of law;           guilty in relation to the company.

- obtaining an improper personal         The EYPI-Bermuda bye-laws provide that
  benefit from the corporation; or       no officer or director of EYPI-Bermuda
                                         will be personally liable to
- paying a dividend or approving a       EYPI-Bermuda or its shareholders for
  stock repurchase under Nevada law in   monetary damages for any breach of
  violation of such law.                 fiduciary duty, except where the
                                         person is or may be found to be guilty
The certificate of incorporation of      of fraud or dishonesty. A director who
EYPI Nevada eliminates the monetary      has an interest in any material
liability of a director to the fullest   contract or proposed material contract
extent permitted by Nevada law.          or in any person that is a party to
                                         such a contract with the company or
                                         any of its subsidiaries and fails to
                                         disclose the interest at the first
                                         opportunity at a meeting of the
                                         directors or by writing to the
                                         directors is deemed not to be acting
                                         honestly or in good faith.

Interested Director Transactions

EYPI-Nevada                              EYPI-Bermuda

Under Nevada law, no contract or         Under Bermuda law, without the consent
transaction between a corporation and    of the holders of shares carrying at
one or more of its directors or          least nine-tenths of the total voting
officers, or between a corporation or    rights or in other limited instances,
another entity in which one or more of   a company may not make a loan to or
its directors or officers have a         enter into any guarantee or provide
financial interest, shall be void or     security in respect of any loan made
voidable solely for that reason or       to any person who is a director of
solely because the director or officer   that company or of its holding
is present at or participates in that    company. Exceptions to this provision
meeting which authorizes the contract    are:
or solely because those directors'
votes are counted for that purpose if:   - loans or guarantees by the company
                                           in the ordinary course of its
- the material facts of the                business, if the business includes
  relationship or interest are known       lending money or giving guarantees;
  to the board of directors and the        or
  board of directors in good faith
  authorizes the contract by the         - loans for the purposes of the
  affirmative vote of the disin-           company or to enable its directors
  terested directors;                      to perform their duties, given with
                                           prior approval at a shareholders
- the material facts of the                meeting where the purposes of the
  relationship or interest are known       loan are disclosed; or if not given
  to the stockholders and the contract     at the meeting, the loan is repaid
  is specifically approved in good         or discharged within six months from
  faith by the stockholders; or            the conclusion of the next following
                                           annual shareholders meeting.
- the contract is fair to the
  corporation at the time it is          This provision does not preclude the
  authorized.                            reimbursement of expenses or loans to
                                         directors who are or were employees of
                                         the company to enable them to acquire
                                         shares or stock options.

Interested directors may be counted in
determining the presence of a quorum
at a meeting which authorizes the
contract or the transaction.

Shareholders' Suits

EYPI-Nevada                              EYPI-Bermuda

Nevada law requires only that the        The Bermuda courts ordinarily would be
stockholder bringing a derivative suit   expected to follow English precedent,
must have been a stockholder at the      which would permit a shareholder to
time of the wrong complained of or       commence a derivative action in the
that the stockholder acquired their      name of the company devolved to him or
stock by operation of law from a         to remedy a wrong done to the company
person who was a stockholder in that     only:
situation.
                                         - where the act complained of is
                                           alleged to be beyond the corporate
                                           power of the company or illegal;

                                         - where the act complained of is
                                           alleged to constitute a fraud
                                           against the minority shareholders by
                                           those controlling the company;
                                           provided that the majority
                                           shareholders have used their
                                           controlling position to prevent the
                                           company from taking action against
                                           the wrongdoers;

                                         - where an act requires approval by a
                                           greater percentage of the company's
                                           shareholders than actually approved
                                           it; or

                                         - where a derivative action is
                                           necessary to avoid a violation of
                                           the company's memorandum of
                                           association or bye-laws.

                           MATERIAL TAX CONSIDERATIONS

We urge you to consult your own tax advisor regarding your particular tax consequences.

United States Federal Income Tax Consequences

The following discussion sets forth the material U.S. federal income tax consequences to U.S. holders (as defined below) of EYPI-Nevada common stock as a result of the reorganization, as well as the ownership and disposition of EYPI-Bermuda common shares. We have not sought an opinion of U.S. tax counsel, but base the discussion on publicly available documents discussing the subject.

This discussion does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a decision to approve the reorganization or to own or dispose of EYPI-Bermuda common shares. In particular, this discussion deals only with persons that hold EYPI-Nevada common stock, and will hold EYPI-Bermuda common shares, as capital assets. This discussion does not address the tax treatment of the reorganization or of the ownership and disposition of the EYPI-Bermuda common shares under applicable state or local tax laws or the laws of any jurisdiction other than the United States.

In addition, this summary does not address federal alternative minimum tax consequences and does not address all aspects of U.S. federal income taxation that may be applicable to holders in light of their particular circumstances, or to holders, including the following, subject to special treatment under U.S. federal income tax law:

         o securities dealers, financial institutions, mutual funds, insurance companies, or tax-exempt organizations;

         o holders who are holding shares as part of a hedging or larger integrated financial or conversion transaction;

         o holders whose functional currency is a currency other than the U.S. dollar; and

         o holders who are holding shares pursuant to selected retirement plans, pursuant to the exercise of employee stock options or otherwise as compensation.

This discussion is based on current provisions of the U.S. Internal Revenue Code (the "Code"), current and proposed U.S. Treasury regulations, and administrative and judicial interpretations of the Code and the regulations as of the date of this proxy statement/prospectus, all of which are subject to change or reinterpretation by the Treasury or courts, possibly on a retroactive basis. Holders of Endless Youth Products, Inc. should note that no rulings have been or are expected to be sought from the IRS with respect to any of the U.S. federal income tax consequences of the reorganization.

"U.S.   holder"  means  a  beneficial  owner  of  EYPI-Nevada  common  stock  or
EYPI-Bermuda common shares that is:

         o        a citizen or resident of the United States,

         o a corporation or partnership created or organized in or under the laws of the United States or any State thereof, unless, in the case of a partnership, future Treasury regulations presently authorized under the Internal Revenue Code otherwise provide,

         o an estate, the income of which is subject to U.S. federal income tax regardless of its source, or

         o a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

All holders of EYPI-Nevada common stock and EYPI-Bermuda common shares are advised to consult their own tax advisers with respect to their particular circumstances and with respect to the effects of U.S. federal, state, local or other laws to which they may be subject.

Taxation of Endless Youth Products, Inc.

The Reorganization

Under current U.S. federal income tax law, no income, capital gains or withholding tax will be payable by EYPI-Bermuda, EYPI-Nevada or their respective direct or indirect subsidiaries as a consequence of the reorganization. However, if EYPI-Nevada's investment portfolio appreciates significantly prior to being distributed to EYPI-Bermuda, EYPI-Nevada may be subject to U.S. withholding tax on a portion of the distribution.

After the Reorganization

After the reorganization, EYPI-Bermuda will be subject to U.S. federal income tax only to the extent that it derives U.S. source income that is subject to U.S. withholding tax or income that is effectively connected with the conduct of a trade or business within the United States and is not exempt from U.S. tax under an applicable U.S. income tax treaty. EYPI-Bermuda's U.S. subsidiaries will continue to be subject to U.S. tax on their worldwide income.

EYPI-Bermuda may be subject to selected withholding taxes on dividends, interest or other distributions it receives from its U.S. subsidiaries or investments of up to 30%, depending upon the jurisdiction of the entity that holds the investments and the terms of any applicable income tax treaty.

Taxation of Endless Youth Products, Inc. Shareholders

The Reorganization

It is likely that the reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code. If the reorganization is so treated, U.S. holders will recognize gain, if any (but not loss), on the conversion of their EYPI-Nevada common stock into EYPI-Bermuda common shares pursuant to
Section 367(a) of the Code and U.S. Treasury regulations. In general, for U.S. federal income tax purposes, a U.S. holder will recognize gain, if any, equal to the excess of the fair market value of its EYPI-Bermuda common shares as of the date of the reorganization over the U.S. holder's adjusted basis in the EYPI-Nevada common stock converted pursuant to the reorganization. Any such gain will be capital gain and will be long-term if, as of the date of the reorganization, the shares of EYPI-Nevada common stock were held for more than one year. A U.S. holder that recognizes gain on the conversion of its EYPI-Nevada common stock for EYPI-Bermuda common shares will have a basis in its EYPI-Bermuda common shares equal to their fair market value on the date of the reorganization, and the holding period of the EYPI-Bermuda common shares will commence on the day after the date of the reorganization. A U.S. holder that does not recognize gain on the conversion will not be required to pay any taxes in connection with the reorganization. There will be no recognition of loss as a result of the reorganization. A U.S. holder that does not recognize a gain will have a basis in its EYPI-Bermuda common shares equal to the basis it had in the EYPI-Nevada common stock, and the holding period of its EYPI-Bermuda common shares will include the period the U.S. holder held its EYPI-Nevada common stock. If a U.S. holder owns blocks of EYPI-Nevada common stock that have different tax bases or holding periods, each block will be subject separately to the tax treatment described in this paragraph (for example, a loss on one block, not recognized under the rules described above, cannot be used to offset a recognized gain of the same U.S. holder on another block).

Pursuant to Section  6038B of the Code, a U.S.  holder that realizes loss on the reorganization or that does not properly report taxable gain from the reorganization on its timely filed federal income tax return for the year that includes the reorganization is required to file an information return on IRS Form 926 reporting the reorganization along with specific additional information that is required to be attached to the form. Form 926 and its required attachments must be filed with the holder's U.S. federal income tax return for the taxable year that includes the reorganization. The information that must be included with Form 926 is described in applicable regulations. We will provide that information to its U.S. holders to enable each U.S. holder to file its Form 926 on a timely basis. A U.S. holder's failure to provide the information required by Section 6038B of the Code may result in, among other things, the holder becoming subject to a penalty equal to 10% of the fair market value of the U.S. holder's EYPI-Nevada common stock exchanged in the reorganization. The amount of any such penalty is limited to $100,000, unless the failure to provide the required information is due to intentional disregard of the rules. The penalty will not apply if the failure to provide the required information is due to reasonable cause and not to willful neglect.

After the Reorganization

Taxation of Dividends

Dividends paid by EYPI-Bermuda will not qualify for the dividends received deduction otherwise generally available to corporate shareholders.

Passive Foreign Investment Company Rules

A foreign corporation will constitute a "passive foreign investment company" with respect to a taxable year if 75% or more of its gross income for that taxable year consists of passive income, or 50% or more of its average assets, measured by value held during that taxable year consists of passive assets. For purposes of this test, the foreign corporation's stock ownership in 25% or more (by value) owned companies is ignored and a proportionate share of the investee company's assets and income is treated as assets and income of the foreign corporation. A U.S. holder treated as owning PFIC stock is subject to special rules that are generally intended to reduce or eliminate any benefits from the deferral of U.S. federal income tax that the holder could derive from investing in a foreign investment company that does not distribute all of its earnings on a current basis. If EYPI-Bermuda is a PFIC, then unless the U.S. holder makes either a "qualified electing fund" election ("QEF election") or a "mark-to-market" election, the U.S. holder generally will be subject to tax upon the disposition of appreciated EYPI-Bermuda shares or upon certain distributions as if the gain or distribution were ordinary income earned ratably and subject to tax at the highest rate applicable to the U.S. holder over the period during which the EYPI-Bermuda common shares were held, including any periods in which EYPI-Bermuda ceased to be a PFIC, and will be subject to an interest charge on the deferred tax. Under an exception for start-up companies, EYPI-Bermuda should not be a PFIC for its first taxable year if it is not a PFIC in its second and third years.

The QEF election is made on a shareholder by shareholder basis. Each U.S. holder makes the QEF election by attaching to its timely-filed (including extensions) federal income tax return for the tax year to which the election relates a completed IRS Form 8621. Form 8621 must also be completed each year following the year of election. Once made, the QEF election may be revoked only with IRS consent. Pursuant to the QEF election, for any year in which EYPI-Bermuda is a PFIC, each U.S. holder would include in taxable income a pro rata share of EYPI-Bermuda's net ordinary income and net capital gain (but not losses) in a manner similar to being a partner in a partnership. For any year in which EYPI-Bermuda is not a PFIC, the QEF election would result in no income tax consequences. Should EYPI-Bermuda determine that it is a PFIC in any taxable year, it intends to provide U.S. holders with all information for such holders to make a timely QEF election for that taxable year. Subject to the availability of funds and other relevant circumstances existing at the time, EYPI-Bermuda intends to make cash distributions sufficient to cover the U.S. federal income taxes attributable to the QEF election and payable by an individual shareholder.

U.S. persons that hold warrants or options, however, will not be able to avoid adverse consequences in the same manner as shareholders if EYPI-Bermuda is a PFIC because the QEF election is not available for warrants or options. However, such persons may be able to make a so-called "purge" election to treat the warrants or options as having been sold for their fair market value on the last day of the last taxable year for which EYPI-Bermuda is a PFIC. Thereafter, the warrants or options will not be subject to PFIC taint. U.S. holders should consult their own tax advisors to determine their ability to make the purge election and the consequences resulting therefrom. The "purge" election is also available to U.S. holders of shares of EYPI-Bermuda.

The mark-to-market election is also made on a shareholder by shareholder basis. If this election is made, the electing U.S. holder will not be subject to the PFIC rules described above. Instead, the U.S. holder generally will include in each year as ordinary income the excess, if any, of the fair market value of the common shares at the end of the taxable year over the U.S. holder's adjusted basis in the shares, and will be permitted an ordinary loss in respect of the excess, if any, of the U.S. holder's adjusted basis in the common shares over their fair market value at the end of the taxable year (but only to the extent of the net amount previously included in income as a result of the mark-to-market election). holder electing to mark shares to market increases its basis in the shares by the amount included in income under the mark-to-market rule and decreases its basis by the amount of deductions allowed under the mark-to-market rule. The market-to-market election will be available to U.S. holders as long as the shares of EYPI-Bermuda are traded on the Nasdaq National Market or other national securities exchange.

Controlled Foreign Corporation Rules

Special U.S. federal income tax rules apply to certain holders in a foreign corporation classified as a "controlled foreign corporation" or "CFC." A foreign corporation will not constitute a CFC unless U.S. shareholders owning 10% or more of its voting power ("10% Voting U.S. Shareholders") collectively own more than 50% (more than 25% in the case of an insurance company) of the total combined voting power or total value of the corporation's stock. Any U.S. person owning, directly or indirectly through foreign persons, or is considered to own (by application of certain constructive ownership rules) 10% or more of the total combined voting power of all classes of stock of a foreign corporation will be considered to be a 10% Voting U.S. Shareholder. Based on the company's current ownership and the bye-law provisions limiting voting rights as set forth in "Description of Authorized Shares of EYPI-Bermuda -- Voting Limitation," the company believes that EYPI-Bermuda should not be a CFC.

Foreign Personal Holding Company and Personal Holding Company Rules

Special U.S. federal income tax rules apply to a holder in a "foreign personal holding company" (or "FPHC") and to the U.S. source income of a foreign corporation that is a "personal holding company" (or "PHC"). A foreign corporation will not constitute a FPHC unless five or fewer individuals who are U.S. citizens or residents own more than 50% of the voting power or the value of its shares. A corporation will not constitute a PHC unless five or fewer individuals own more than 50% of the value of its shares. Based upon the company's current ownership, the company believes EYPI-Bermuda will not be a FPHC or PHC.

Foreign Investment Company Rules

Special rules also characterize as ordinary income any gain realized on the sale of shares of a "foreign investment company." The company believes EYPI-Bermuda will conduct its business and obtain controlling interests in subsidiaries so as not to be a FIC.

U.S. Backup Withholding Tax and Information Reporting

Generally, 31% "backup" withholding tax and information reporting requirements will apply to dividends paid on EYPI-Bermuda common shares to a non-corporate U.S. holder, if that holder fails to provide a correct taxpayer identification number and other information or fails to comply with certain other requirements. The proceeds from the sale of EYPI-Bermuda common shares by a U.S. holder will be subject to U.S. backup withholding tax and information reporting, unless the holder has provided the required certification or has otherwise established an exemption.

A U.S. holder can establish an exemption from the imposition of backup withholding tax by providing a duly completed IRS Form W-9 to the holder's broker or paying agent, reporting the holder's taxpayer identification number, which for an individual will be his or her social security number, or by otherwise establishing its corporate or exempt status.

Any amounts withheld under the backup withholding tax rules from a payment to a holder will be allowed as a refund or a credit against that holder's U.S. federal income tax, provided that the required information is furnished to the IRS.

Bermuda Tax Consequences

In the opinion of M.L.H. Quin & Co., special Bermuda tax counsel to the company, the following discussion sets forth the material Bermuda tax consequences to U.S. holders of the reorganization and the ownership and disposition of EYPI-Bermuda common shares.

At the present time, there is no Bermuda income or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax payable by a Bermuda exempted company or its shareholders, other than shareholders ordinarily resident in Bermuda.

EYPI-Bermuda will apply for and expects to obtain a written assurance from the Minister of Finance under the Exempted Undertakings Tax Protection Act 1966 that, in the event that any legislation is enacted in Bermuda imposing any tax computed on profits or income, or computed on gain or appreciation on any capital asset, or any tax in the nature of estate duty or inheritance tax, that tax shall not be applicable until March 28, 2016 to EYPI-Bermuda or to any of its operations or to the shares or its other obligations except insofar as the tax applies to persons ordinarily resident in Bermuda and holding those shares or its other obligations or any land leased or let to it. Therefore, there will be no Bermuda tax consequences, including any taxes imposed by way of withholding, with respect to the sale or exchange of the EYPI-Bermuda common shares or with respect to distributions in respect of the EYPI-Bermuda common shares. As an exempted company, EYPI-Bermuda will be liable to pay in Bermuda an annual government fee based upon its authorized share capital and the premium on its issued shares.

                           BERMUDA REGULATORY MATTERS

EYPI-Bermuda has been designated as a non-resident for exchange control purposes by the Bermuda Monetary Authority whose permission for the issue of EYPI-Bermuda shares up to the amount of its authorized capital from time to time has been obtained.

In  granting  such  permission,   the  Bermuda  Monetary  Authority  accepts  no
responsibility for the financial soundness of any schemes or for the correctness of any of the statements made or opinions expressed with regard to them.

The transfer of EYPI-Bermuda shares between persons regarded as non-resident in Bermuda for exchange control purposes and the issue of shares after the completion of the reorganization to such persons may be effected without specific consent under the Exchange Control Act of 1972 and regulations thereunder. Issues and transfers of shares to any person regarded as resident in Bermuda for exchange control purposes require specific prior approval under the Exchange Control Act of 1972.

There are no limitations on the rights of persons regarded as non-resident of Bermuda for exchange control purposes owning EYPI-Bermuda common shares to hold or vote their EYPI-Bermuda common shares, subject to the provisions of
EYPI-Bermuda's bye-laws. Because EYPI-Bermuda has been designated as a non-resident for Bermuda exchange control purposes, there are no restrictions on its ability to transfer funds in and out of Bermuda or to pay dividends to U.S. residents who are holders of EYPI-Bermuda common shares, other than in respect of local Bermuda currency.

In accordance with Bermuda law, shares certificates are issued only in the names of corporations or individuals. In the case of an applicant acting in a special capacity (for example, as an executor or trustee), certificates may, at the request of the applicant, record the capacity in which the applicant is acting. Notwithstanding the recording of any such special capacity, EYPI-Bermuda is not bound to investigate or incur any responsibility in respect of the proper administration of any such estate or trust.

EYPI-Bermuda will take no notice of any trust applicable to any of its common shares whether or not it had notice of such trust.

As an "exempted company," EYPI-Bermuda is exempt from Bermuda laws restricting the percentage of share capital that may be held by non-Bermudans, but as an exempted company EYPI-Bermuda may not participate in certain business transactions, including:

         o the acquisition or holding of land in Bermuda (except that required for its business and held by way of lease or tenancy for terms of not more than 50 years) without the express authorization of the Bermuda legislature;

         o the taking of mortgages on land in Bermuda to secure an amount in excess of $50,000 without the consent of the Minister of Finance of Bermuda;

         o the acquisition of securities created or issued by, or any interest in, any local company or business, other than certain types of Bermuda government securities or securities of another "exempted" company, partnership or other corporation resident in Bermuda but incorporated abroad; or

         o the carrying on of business of any kind in Bermuda, except in furtherance of the business of EYPI-Bermuda carried on outside Bermuda or under a license granted by the Minister of Finance of Bermuda.

The Bermuda government actively encourages foreign investment in "exempted" entities like EYPI-Bermuda that are based in Bermuda but do not operate in competition with local business. In addition to having no restrictions on the degree of foreign ownership, EYPI-Bermuda is subject neither to taxes on its income or dividends nor to any foreign exchange controls in Bermuda. In addition, there is no capital gains tax in Bermuda, and profits can be accumulated by EYPI-Bermuda, as required without limitation.

                              ELECTION OF DIRECTORS

The board of directors of EYPI-Nevada is currently comprised of three members. The bye-laws of EYPI-Bermuda provides for the board to be comprised of three members, divided into three classes serving staggered three-year terms. The board of directors intends to present for action at the annual meeting the re-election of David Caney, Edward Shah and Jacqueline Antin, as Class I, II and III Directors, respectively. Mr. Caney, Mr. Shah and Mrs. Antin will serve as Directors for a period of three, two and one year, respectively, or until their successors are duly elected and qualified.

Unless authority to vote for these nominees is withheld, the enclosed proxy will be voted for these nominees, except that the persons designated as proxies reserve discretion to cast their votes for other persons in the unanticipated event that any of these nominees is unable or declines to serve.

Nominees

       Set forth below is information regarding the nominees for election:

Name                        Age             Position

Edward Shah.............    32     Chairman and Class II Director
David B. Caney..........    46     President, Chief Executive Officer and Class
                                   I Director
Jacqueline Antin........    53     Chief Financial Officer, Secretary and Class
                                   III Director

Edward Shah assumed the role of President, Treasurer, Secretary and sole director following the resignation of Neal Wallach, the company's founder, on June 1, 2000. Mr. Shan, a citizen of the United Kingdom, has, since 1985, been principally engaged as an accountant throughout Europe and the Middle East with Shah and Associates. Mr. Shah attended Bilborough College, Trinity, and London School of Economics. Mr. Shah will serve as a Class II director until the second annual meeting of stockholders following the meeting described in this proxy statement and until his successor is elected at the next annual meeting of shareholders.

David B. Caney was appointed as a director, President and Chief Executive Officer on November 2, 2000 by Mr. Shah, who was the sole director. Mr. Caney's experience includes a long history of management of international trade and shipping companies including Humatech Ltd. for which he has served as a major director since 1998. Humatech Ltd. is the European distributor for Humatech, Inc., a U.S. based distributor of organic based fee and agricultural products. From 1992 to 1997, he served as a managing director or Crusader Navigation Ltd. (Tunbridge Wells), a British, American and Italian owned operator and manager of commercial ships ranging from 35,000 to 150,000 tons operating in the United Kingdom, the United States, Western Europe, Australia, Asia, the Middle East and South Africa. In such a capacity, he was estimating and budgeting, contract negotiation, customer relations, marketing, development strategy, chartering, administration and day-to-day management. The company carried an average of about 4 million tons of cargo per annum (the lowest being 1997 at 1.3 million and highest being just over 8 million in 1993/4) mostly under long-term contract, on vessels under long term charter. At the peak in 1993/4/5 the company had between 16 and 20 ships in their fleet. Mr. Caney left the partnership in 1997. Prior to joining Crusader Navigation Ltd. in 1992, Mr. Caney co-founded and organized NS Lemos & Co. (London) in 1983, a ship owner at which he was responsible for the company's entry into the market, the purchase and sale of ships and all aspects of ship chartering and fleet marketing, cost estimation and future business development. Concurrent from 1989 to 1992 he also served as director of The Baltic Exchange (London), an international shipping exchange and future market where he served as a member of the finance committee. Mr. Caney will serve as a Class I Director until the third annual meeting of shareholders following the meeting described in this proxy statement and until his successor is elected and qualified.

Jacqueline Antin was appointed as a director, Chief Financial Officer and Secretary on November 2, 2000 by Mr. Shah who was the sole director. Mrs. Antin served as a bank officer for NatWest Bank PLC from 1977 to 2000, her most recent title being Senior Manager. At NatWest Bank PLC Mrs. Antin operated in various capacities including lending, securities settlement, investment, mortgages and account management. She offers the company extensive financial and banking experience secured during a career of more than 30 years. Mrs. Antin will serve as a Class III director until the annual meeting next following the meeting described in this proxy statement and until her successor is elected and qualified.

The board of directors recommends that you vote "FOR" the election of all nominees to the board of directors.

Board of Directors' Meetings and Committees

During the fiscal year ended June 30, 2000, the company had only one director, who took corporate action by written consent.

The board of directors adopted a formal audit committee charter in November 2000. A copy of such charter is annexed hereto as Annex E. As originally constituted, the sole member of the audit committee is Mr. Shah, who is independent. The committee will consist of two or more members, each of whom will be independent, as additional independent board members are appointed. The primary purposes of the audit committee will be (i) to review the scope of the audit to be performed; (ii) to meet with the company's independent certified public accountants to review the results of the audit; (iii) to review with the company's independent certified public accountants the company's internal auditing proceedings and controls; (iv) to make recommendations regarding the selection of the company's independent certified public accountants; and (v) to review the company's quarterly financial statements prior to public issuance. In the absence of a compensation, stock option or special committee comprised of a majority of independent directors, the audit committee will review any transaction of the company in which a director or officer has a material interest.

The board of directors expects to organize a compensation and such other special committees as necessary to properly conduct the company's business.

                             EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid to our executive officers for services rendered during fiscal years 1998, 1999 and 2000.

Summary Compensation Table

                                                     ANNUAL COMPENSATION                             ALL OTHER
NAME AND PRINCIPAL                                                        AWARDS OF COMMON          UNDERLYING
POSITION                                    YEAR   SALARY (2)  BONUSES     STOCK OPTIONS         COMPENSATION(2)
--------                                    ----   ----------  -------     -------------         ---------------
Neal K. Wallach,
Chairman and Chief
Executive Officer (1)                       1998     $ 96,000     -0-        200,000(3)             $11,500
                                            1999     $120,000     -0-        200,000(3)             $17,500
                                            2000     $125,000     -0-           -0-                 $18,139

Edward Shah,
Chairman and Chief
Executive Officer (4)                       2000     $  -0-       -0-           -0-                 $   -0-
---------

(1)      Resigned June 1, 2000.

(2)      Includes stock received in lieu of salary.

(3) Represents car allowance and medical insurance premiums paid by the company.

(4)      Assumed office June 1, 2000.

         No other annual compensation, stock appreciation rights, long-term restricted stock awards, or long-term incentive plan payouts were awarded to, earned by or paid to the named executive officers during any of the company's last three fiscal years.

Employment Contract

         In July 1996 the company entered into an employment agreement with Neal
K. Wallach which was terminated on June 1, 2000.

1996 Stock Option Plan

         In July 1996 the company adopted the 1996 Stock Option Plan to provide for the grant of incentive and non-qualified stock options to selected employees, officers and directors. The Plan was amended as of June 2, 1999 to increase the number of shares available thereunder. The Plan currently allows for the issuance of options to purchase up to 1,250,000 shares of common stock. The vesting schedule of the Plan allows for the exercise of a portion of the options granted beginning after one year with full exercisability of all options granted not more then ten years after the date of grant. As of June 30, 2000, options to purchase 240,000 shares of common stock had been exercised, and options to purchase 470,000 shares of common stock were outstanding at an average exercise price of $1.11 per share. As of June 30, 2000, 940,000 shares of common stock were available for future grants under the Plan.

Option Grants and Exercises

        During the year ended June 30, 2000, there were no options granted or exercised under the 1996 Stock Option Plan.

Director Compensation

         Directors are not paid any cash compensation for serving on the board. Directors who are not officers or employees of the company are eligible to receive grants of non-qualified options under the company's 1996 Stock Option Plan. No such grants were made during the fiscal year ended June 30, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information with respect to the outstanding shares of the company's common stock beneficially owned by (i) each director of the company,
(ii) the chief executive officer, (iii) all beneficial owners of more than five percent of common stock known to the company and (iv) the directors and executive officers as a group, is furnished as of November 17, 2000, except as otherwise indicated.

NAME AND ADDRESS OF             AMOUNT AND NATURE OF
BENEFICIAL OWNER               BENEFICIAL OWNERSHIP (1)    PERCENT OF CLASS (1)

The Sababerg Foundation              1,041,270                      32%
c/o Joel Schonfeld
Schonfeld & Weinstein LLP
63 Wall Street, Suite 180
New York, NY  10005

Edward Shah                              -0-                         --
Endless Youth Products, Inc.
Stamford Financial Building
Stamford, NY  12167

All Officers and Directors
as a Group (one person)                  -0-                         --
------------

(1) Unless otherwise indicated below, each director, executive officer and five percent shareholder has sole voting and investment power with respect to all shares beneficially owned.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 30, 1996, Neal K. Wallach entered into a license agreement with the company pursuant to which he licensed to the company the rights to the trademarks "Endless Youth," "Power Certified," "Anti-Aging Formulations" and "Life is SupHerb." The license was terminated in June 2000. Mr. Wallach receives a royalty equal to three percent of the company's gross sales, with a guaranteed annual minimum of $50,000. Mr. Wallach is also entitled to receive 40 percent of the gross revenues of any sublicense by the company. During the fiscal year ended June 30, 2000 Mr. Wallach received $365,772 on account of the license of which $29,000 was a license fee earned in April 1999 which was unpaid at June 30, 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. Such persons are also required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during the year ended June 30, 2000.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The board of directors proposes and recommends that the stockholders ratify the selection of the firm of Beckman Kirkland & Whitney to serve as independent accountants of the company for the year ending June 30, 2001. Beckman Kirkland & Whitney served as the company's independent accountants from the company's inception to the present. Unless otherwise directed by the stockholders, proxies will be voted for approval of the selection of Beckman Kirkland & Whitney to audit the company's consolidated financial statements for fiscal year 2001.

The board of directors recommends that you vote "FOR" the ratification of the selection of Beckman Kirkland & Whitney as the company's independent accountants for fiscal year 2001.

                                  LEGAL MATTERS

M.L.H. Quin & Co., Bermuda, as Bermuda counsel, has passed upon certain legal matters in connection with EYPI-Bermuda common shares. M.L.H. Quin & Co. has also rendered an opinion regarding Bermuda tax consequences of the reorganization referred to in "Material Tax Considerations." Sommer & Schneider LLP, Garden City, New York, has rendered an opinion regarding the United States federal income tax consequences of the reorganization referred to in "Material Tax Considerations."

                                     EXPERTS

Our consolidated financial statements as of June 30, 2000 and 1999 and for each of the two years in the period ended June 30, 2000 included in our annual report on Form 10-KSB for the year ended June 30, 2000, incorporated by reference herein, have been audited by Beckman Kirkland & Whitney, independent accountants, as stated in their report appearing in such annual report.

                       WHERE YOU CAN FIND MORE INFORMATION

As required by law, we file reports, proxy statements and other information with the SEC (SEC file number: 000-26611). These reports, proxy statements and other information contain additional information about us. You can inspect and copy these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. You can obtain information about the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC. The SEC's Internet address is http://www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement/prospectus, which means that we can disclose important information by referring you to another document filed separately with the SEC. Information incorporated by reference is considered part of this proxy statement/prospectus, except to the extent that the information is superseded by information in this proxy statement/prospectus. This proxy statement/prospectus incorporates by reference the following:

         o annual report on Form 10-KSB and Form 10-KSB/A for the year ended June 30, 2000;

         o quarterly reports on Form 10-QSB for the quarter ended September 30, 2000.

We also incorporate by reference the information contained in all other documents that we file with the SEC after the date of this proxy statement/prospectus and before the annual meeting. The information contained in any of these documents will be considered part of this proxy statement/prospectus from the date these documents are filed.

Any statement contained in this proxy statement/prospectus or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement/prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement/prospectus.

If you are one of our stockholders and would like to receive a copy of any document incorporated by reference into this proxy statement/prospectus (which will not include any of the exhibits to the document other than those exhibits that are themselves specifically incorporated by reference into this proxy statement/prospectus), you should call or write to Endless Youth Products, Inc., Stamford Financial Building, Stamford, New York 12167, Attention: Secretary (telephone (607) 652-3311). We will provide these documents to our stockholders, without charge, by first class mail within one business day of the day we receive a request.

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained or incorporated by reference in this proxy statement/prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This proxy statement/prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction in which it is unlawful to make such an offer or solicitation. EYPI-Bermuda is prohibited from making any invitation to the public in Bermuda to subscribe for any of its shares.

Neither delivery of this proxy statement/prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs since the date of this proxy statement/prospectus.

You should rely only on the information contained in (or incorporated by reference into) this proxy statement/prospectus. We have not authorized anyone to give any information different from the information contained in (or incorporated by reference into) this proxy statement/prospectus. This proxy statement/prospectus is dated ___________ , 2000. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any later date, and the mailing of this proxy statement/prospectus to stockholders shall not mean otherwise.

                SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

In accordance with the rules established by the SEC, shareholder proposals to be included in the company's proxy statement with respect to the 2001 annual meeting of shareholders must be received by the company at its executive offices no later than ___________________, 2000.

In connection with the company's 2001 annual meeting of shareholders, if the proponent fails to notify the company of such a proposal on or before August 2, 2001, then management proxies would be allowed to use their discretionary voting authority when such proposal is raised at the 2001 annual meeting. In addition, the company's bye-laws provide that any shareholder desiring to nominate a director at an annual meeting must provide written notice of such nomination to the secretary of the company at least 55 days prior to the date of the meeting at which such nomination is proposed to be voted upon (or, if less than 50 days' notice of an annual meeting is given, stockholder proposals and nominations must be delivered no later than the close of business of the seventh day following the day notice was mailed). Notices of shareholder nominations must set forth certain information with respect to each nominee who is not an incumbent director.

                                    By Order of the Board of Directors,


                                    Jacqueline Antin, Secretary

                                     Annex A

                          AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER dated as of __________________, 2000 among Endless Youth Products, Inc., a Nevada corporation ("EYPI-Nevada"), Endless Youth Products, Ltd.., a Bermuda company ("EYPI-Bermuda") and wholly owned by EYPI Purpose Trust, a purpose trust established under the laws of Bermuda ("EYPI Trust"), and EYPI Merger Corp., a Nevada corporation ("Sub") and a newly formed, indirect wholly-owned subsidiary of EYPI-Bermuda.

WHEREAS, the respective Boards of Directors of EYPI-Nevada, EYPI-Bermuda and Sub deem it advisable and in the best interests of their respective stockholders to reorganize (the "Reorganization") so that EYPI-Bermuda becomes the parent holding company for EYPI-Nevada;

WHEREAS, the respective Boards of Directors of EYPI-Nevada, Sub and EYPI-Bermuda have approved the merger of Sub with and into EYPI-Nevada (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement, whereby each outstanding share of common stock, par value $.001 per share ("EYPI-Nevada Common Stock"), of EYPI-Nevada (other than those shares held by EYPI-Nevada or any direct or indirect wholly-owned subsidiary of EYPI-Nevada), will be automatically converted into one common share, par value U.S. $0.005 per share ("EYPI-Bermuda Common Share"), of EYPI-Bermuda and each outstanding share of common stock, par value $.001 per share ("Sub Common Stock"), of Sub, will be automatically converted into one share of EYPI-Nevada Common Stock;

WHEREAS, EYPI-Bermuda has, as sole stockholder of Sub, approved the Merger and EYPI Trust has, as sole stockholder of EYPI-Bermuda, approved the Merger; and

WHEREAS, the Merger requires the approval of the holders of a majority of the outstanding shares of EYPI-Nevada Common Stock entitled to vote thereon at the meeting of holders of EYPI-Nevada Common Stock to be called therefor (the "EYPI-Nevada Stockholder Approval");

NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                     MERGER

1.1        MERGER

Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with chapter 92A of the Nevada Revised Statutes (the "NRS"), Sub shall be merged with and into EYPI-Nevada at the Effective Time of the Merger (as defined in Section 1.2). Following the Effective Time of the Merger, the separate corporate existence of Sub shall cease and EYPI-Nevada shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Sub in accordance with the NRS.

1.2        EFFECTIVE TIME

Subject to the provisions of this Agreement, as soon as practicable following the satisfaction or waiver of the conditions set forth in Section 5.1, the parties shall file a certificate of merger or other appropriate documents (in any case, the "Certificate of Merger") executed in accordance with the relevant provisions of the NRS and shall make all other filings or recordings required under the NRS. The Merger shall become effective at the close of business on the date that an appropriate Certificate of Merger is duly filed with the Secretary of State of the State of Nevada, or at such later time as Sub and EYPI-Nevada shall agree should be specified in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the "Effective Time of the Merger").

1.3        EFFECTS OF THE MERGER

The Merger shall have the effects set forth in Section 92A.250 of the NRS.

                                   ARTICLE II

             NAME, CERTIFICATE OF INCORPORATION, BY-LAWS, DIRECTORS
                    AND OFFICERS OF THE SURVIVING CORPORATION

2.1        NAME OF SURVIVING CORPORATION

The name of the surviving corporation shall be "EYPI (U.S.) Inc."

2.2        ARTICLES OF INCORPORATION

The Articles of Incorporation of EYPI-Nevada (the "EYPI Charter"), as in effect immediately prior to the Effective Time of the Merger, shall, from and after the Effective Time of the Merger, be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

2.3        BY-LAWS

The by-laws of EYPI-Nevada (the "EYPI By-laws") as in effect immediately prior to the Effective Time of the Merger shall, from and after the Effective Time of the Merger, be the by-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

2.4        DIRECTORS

The directors of EYPI-Nevada immediately prior to the Effective Time of the Merger shall be the directors of the Surviving Corporation, until the earlier of their death, resignation or removal in accordance with the EYPI Charter and the EYPI By-laws, or as otherwise provided by applicable law.

2.5        OFFICERS

The officers of EYPI-Nevada immediately prior to the Effective Time of the Merger shall be the officers of the Surviving Corporation, until the earlier of their death, resignation or removal in accordance with the EYPI Charter and the EYPI By-laws, or as otherwise provided by applicable law.

                                   ARTICLE III

                        CONVERSION AND EXCHANGE OF STOCK

3.1        CONVERSION

At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holder of any shares:

         (a) Sub Common Stock. Each issued and outstanding share of Sub Common Stock shall be converted into and become one fully paid and non-assessable share of EYPI-Nevada Common Stock.

         (b) Cancellation of EYPI Trust and EYPI-Nevada-Owned Stock. Each outstanding EYPI-Bermuda Common Share that is owned by EYPI Trust prior to the Effective Time of the Merger shall immediately after the Effective Time of the Merger be repurchased by EYPI-Bermuda for $1.00 per share, or $12,000 in the aggregate, and shall upon such repurchase be canceled and retired and shall cease to exist. Each outstanding share of EYPI-Nevada Common Stock that is owned by EYPI-Nevada or by any direct or indirect wholly-owned subsidiary of EYPI-Nevada prior to the Effective Time of the Merger shall automatically be canceled and retired and shall cease to exist, and no EYPI-Bermuda Common Shares or other consideration shall be delivered or deliverable in exchange for such shares of EYPI-Nevada Common Stock.

         (c) Conversion of EYPI-Nevada Common Stock. Each issued and outstanding share of EYPI-Nevada Common Stock (other than shares to be canceled in accordance with Section 3.1(b)) shall be automatically converted into and shall become one validly issued, fully paid and non-assessable EYPI-Bermuda Common Share.

3.2        EXCHANGE OF STOCK

         (a) Exchange Procedures. Following the Effective Time of the Merger, each holder of an outstanding certificate or certificates theretofore representing shares of EYPI-Nevada Common Stock may, but shall not be required to, surrender the same to EYPI-Bermuda for cancellation or transfer, and each such holder or transferee will be entitled to receive certificates representing the same number of EYPI-Bermuda Common Shares as the shares of EYPI-Nevada Common Stock previously represented by the stock certificates surrendered. If any certificate representing EYPI-Bermuda Common Shares is to be issued in a name other than that in which the certificate theretofore representing EYPI-Nevada Common Stock surrendered is registered, it shall be a condition to such issuance that the certificate surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such issuance shall either: (i) pay EYPI-Bermuda or its agents any taxes or other governmental charges required by reason of the issuance of certificates representing EYPI-Bermuda Common Shares in a name other than that of the registered holder of the certificate so surrendered; or (ii) establish to the satisfaction of EYPI-Bermuda or its agents that such taxes or governmental charges have been paid. Until so surrendered or presented for transfer each outstanding certificate which, prior to the Effective Time of the Merger, represented EYPI-Nevada Common Stock shall be deemed and treated for all corporate purposes to represent the ownership of the same number of EYPI-Bermuda Common Shares as though such surrender or transfer and exchange had taken place.

         (b) No Further Ownership Rights in EYPI-Nevada Common Stock. All EYPI-Bermuda Common Shares issued upon the surrender for exchange of certificates in accordance with the terms of this
                  Article III shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of EYPI-Nevada Common Stock theretofore represented by such certificates, subject, however, to the Surviving Corporation's obligation (if any) to pay any dividends or make any other distributions with a record date prior to the Effective Time of the Merger which may have been declared or made by EYPI-Nevada on such shares of EYPI-Nevada Common Stock in accordance with the terms of this Agreement or prior to the date of this Agreement and which remain unpaid at the Effective Time of the Merger, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of EYPI-Nevada Common Stock which were outstanding immediately prior to the Effective Time of the Merger. If, after the Effective Time of the Merger, certificates are presented to the Surviving Corporation they shall be canceled and exchanged as provided in this Article III, except as otherwise provided by law.

                                   ARTICLE IV

             STOCK OPTIONS; EMPLOYEE BENEFIT AND COMPENSATION PLANS

         (a) EYPI-Bermuda shall assume all the rights and obligations of EYPI-Nevada under [list plans], as each such plan has been or may be amended to the Effective Time of the Merger (collectively, the "Plans").

         (b) The outstanding options assumed by EYPI-Bermuda shall be exercisable upon the same terms and conditions as under the Plans and the agreements relating thereto immediately prior to the Effective Time of the Merger, except that upon the exercise of such options EYPI-Bermuda Common Shares shall be issuable in lieu of shares of EYPI-Nevada Common Stock. The number of EYPI-Bermuda Common Shares issuable upon the exercise of an option immediately after the Effective Time of the Merger and the option price of each such option shall be the number of shares and option price in effect immediately prior to the Effective Time of the Merger. All options issued pursuant to the Plans after the Effective Time of the Merger shall entitle the holder thereof to purchase EYPI-Bermuda Common Shares in accordance with the terms of the Plans.

         (c) To the extent any Plan of EYPI-Nevada provides for the issuance or purchase of, or otherwise relates to, EYPI-Nevada Common Stock, after the Effective Time of the Merger, such Plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, EYPI-Bermuda Common Shares.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

5.1        CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER.

The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver of the following conditions:

         (a) Stockholder Approval. The EYPI-Nevada Stockholder Approval shall have been obtained.

         (b) Form S-4. The registration statement on Form S-4 filed with the United States Securities and Exchange Commission by EYPI-Bermuda inconnection with the issuance of the EYPI-Bermuda Common Shares in the Merger shall have become effective under the United States Securities Act of 1933, as amended, and shall not be the subject of any stop order or proceedings seeking a stop order.

         (c) Governmental, Regulatory and Other Consents. All filings required to be made prior to the Effective Time of the Merger with, and all consents, approvals, permits and authorizations required to be obtained prior to the Effective Time of the Merger from, any court or governmental or regulatory authority or agency, domestic or foreign, or other person, in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will have been made or obtained (as the case may be).

         (d) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or any of the other transactions contemplated hereby shall be in effect.

                                   ARTICLE VI

                        TERMINATION, AMENDMENT AND WAIVER

6.1        TERMINATION

This Agreement may be terminated at any time prior to the Effective Time of the Merger, whether before or after approval by the stockholders of EYPI-Nevada of matters presented in connection with the Merger, by action of the Board of Directors of EYPI-Nevada or of EYPI-Bermuda.

6.2        EFFECT OF TERMINATION

In the event of termination of this Agreement as provided in Section 6.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of EYPI-Nevada, Sub or EYPI-Bermuda, other than the provisions of this Article VI and Article VII.

6.3        AMENDMENT

This Agreement may be amended by the parties at any time before or after any required approval of matters presented in connection with the Merger by the stockholders of EYPI-Nevada provided, however, that after any such approval, there shall be made no amendment that by law requires further approval by such stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

6.4        WAIVER

At any time prior to the Effective Time of the Merger, the parties may waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

6.5        PROCEDURE FOR TERMINATION, AMENDMENT, EXTENSION OR WAIVER.

A termination of this Agreement pursuant to Section 6.1, an amendment of this Agreement pursuant to Section 6.3 or a waiver pursuant to Section 6.4 shall, in order to be effective, require in the case of EYPI-Nevada, Sub or EYPI-Bermuda, action by its Board of Directors.

                                   ARTICLE VII

                               GENERAL PROVISIONS

7.1        NOTICES

All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a)      if to EYPI-Nevada:

                  Endless Youth Products, Inc.
                  Stamford Financial Building
                  Stamford, NY  12167
                  Attention:  General Counsel

         (b)      if to EYPI-Bermuda:

                  Endless Youth Products,Ltd.
                  c/o M.L.H. Quin & Co.
                  Bermuda Commercial Bank Building
                  44 Church Street
                  Hamilton HM 12 Bermuda

         (c)      if to Sub:

                  EYPI Merger Corp.
                  Stamford Financial Building
                  Stamford, NY  12167
                  Attention:  General Counsel

7.2        ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES

This Agreement (including the documents and instruments referred to herein) (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (b) except for the provisions of Articles III and IV, are not intended to confer upon any person other than the parties any rights or remedies.

7.3        GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         IN WITNESS WHEREOF, EYPI-Nevada and Sub have caused this Agreement to be signed in Stamford, New York, and EYPI-Bermuda has caused this Agreement to be signed in Hamilton, Bermuda, by their respective officers thereunto duly authorized, all as of the date first written above.

ENDLESS YOUTH PRODUCTS, INC.,

a Nevada Corporation

By:
   ----------------------------------
Name:
Title:

EYPI MERGER CORP.,

a Nevada Corporation

By:
   ----------------------------------
Name:
Title:

ENDLESS YOUTH PRODUCTS, LTD.,

a Bermuda company

By:
   ----------------------------------
Name:
Title:

                                     Annex B



                             [BERMUDA COAT OF ARMS]


                             THE COMPANIES ACT 1981

             MEMORANDUM OF ASSOCIATION OF COMPANY LIMITED BY SHARES
                              Section 7(1) and (2)

                            MEMORANDUM OF ASSOCIATION
                                       Of
                           Endless Youth Products Ltd.
                   (hereinafter referred to as "the Company")


1. The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.       We, the undersigned, namely:

                                Bermuda Status                  Number of Shares
         Name and Address        (Yes or No)     Nationality       Subscribed
         ----------------        -----------     -----------       ----------
         Roderick M. Forrest          No           British              1
         Ian P. Pilgrim               No           British              1
         Patricia Colmet             Yes           British              1


         All of:  Bermuda Commercial Bank Building
                  44 Church Street
                  Hamilton HM12, Bermuda

do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.

3.       The  Company is to be an exempted  Company as defined by the  Companies
         Act 1981.

4. The Company, with the consent of the Minister of Finance, has power to hold land situate in Bermuda not exceeding _____ in all, including the following parcels: N/A

5. The authorised share capital of the Company is US$12,000 divided into shares of US$1.00 each. The minimum subscribed share capital of the Company is US$12,000.

6. The objects for which the Company is formed and incorporated are as set forth in paragraphs (b) to (n) and (p) to (u) inclusive of the Second Schedule to the Companies Act 1981.

7. The Company has the powers set out in the First Schedule to the Companies Act 1981 and the additional powers as set out in the Appendix, copies of which are annexed hereto.



Signed by each subscriber in the presence of a least one witness attesting the signature thereof:


---------------------------                      ------------------------------
Roderick M. Forrest

---------------------------                      ------------------------------
Ian P. Pilgrim

---------------------------                      ------------------------------
Patricia Colmet
(Subscribers)                                             (Witness)

Subscribed this 21 day of November, 2000.

                                     Annex C

                                    BYE-LAWS

                                       of

                          ENDLESS YOUTH PRODUCTS, LTD.,

                                a Bermuda company

                                TABLE OF CONTENTS

Bye-law                                                                   Page

1. Interpretation..........................................................C-5

2. Management of the Company...............................................C-7

3. Power to appoint managing director or chief executive officer...........C-7

4. Power to appoint manager................................................C-7

5. Power to authorize specific actions.....................................C-7

6. Power to appoint attorney...............................................C-7

7. Power to delegate to a committee........................................C-8

8. Power to appoint and dismiss employees..................................C-8

9. Power to borrow and charge property.....................................C-8

10. Exercise of power to purchase shares of or discontinue the Company.....C-8

11. Election of Directors..................................................C-8

12. Defects in appointment of Directors....................................C-9

13. Notification of nominations............................................C-9

14. Alternate Directors....................................................C-10

15. Vacancies on the Board; Removal of Directors, Etc......................C-10

16. Notice of meetings of the Board; Adjournment...........................C-10

17. Quorum at meetings of the Board........................................C-10

18. Meetings of the Board..................................................C-11

19. Regular Board meetings.................................................C-11

20. Special Board meetings.................................................C-11

21. Chairman of meetings...................................................C-11

22. Unanimous written resolutions..........................................C-11

23. Contracts and disclosure of Directors' interests.......................C-11

24. Remuneration of Directors..............................................C-12

25. Register of Directors and Officers.....................................C-12

26. Principal Officers.....................................................C-12

27. Other Officers.........................................................C-12

28. Remuneration of Officers...............................................C-12

29. Duties of Officers.....................................................C-12

30. Obligations of Board to keep minutes...................................C-13

31. Right to indemnification...............................................C-13

32. Waiver of claims.......................................................C-14

33. Indemnification of employees...........................................C-14

34. Place of meeting.......................................................C-14

35. Annual meeting.........................................................C-14

36. Special general meeting................................................C-14

37. Accidental omission of notice of general meeting.......................C-15

38. Business to be conducted at meetings...................................C-15

39. Notice of general meeting..............................................C-16

40. Postponement of meetings...............................................C-16

41. Quorum for general meeting.............................................C-16

42. Adjournment of meetings................................................C-16

43. Written resolutions....................................................C-16

44. Attendance of Directors................................................C-16

45. Limitation on voting rights of Controlled Shares.......................C-17

46. Voting at meetings.....................................................C-18

47. Presiding Officer......................................................C-18

48. Conduct of meeting; Decision of chairman...............................C-19

49. Seniority of joint holders voting......................................C-19

50. Proxies................................................................C-19

51. Representation of corporations at meetings.............................C-19

52. Rights of shares.......................................................C-19

53. Power to issue shares..................................................C-21

54. Variation of rights, alteration of share capital and purchase of shares of the Company...............................................C-21

55. Registered holder of shares............................................C-22

56. Death of a joint holder................................................C-22

57. Share certificates.....................................................C-22

58. Determination of record dates..........................................C-23

59. Instrument of transfer.................................................C-23

60. Restriction on transfer................................................C-23

61. Transfers by joint holders.............................................C-23

62. Representative of deceased Member......................................C-23

63. Registration on death or bankruptcy....................................C-24

64. Declaration of dividends by the Board..................................C-24

65. Unclaimed dividends....................................................C-24

66. Undelivered payments...................................................C-24

67. Interest on dividends..................................................C-24

68. Issue of bonus shares..................................................C-24

69. Financial year end.....................................................C-25

70. Appointment of Auditor.................................................C-25

71. Remuneration of Auditor................................................C-25

72. Notices to Members of the Company......................................C-25

73. Notices to joint Members...............................................C-25

74. Service and delivery of notice.........................................C-25

75. Certain Subsidiaries...................................................C-25

76. The seal...............................................................C-26

77. Winding-up/distribution by liquidator..................................C-26

78. Business Combinations..................................................C-26

79. Alterations of Bye-laws, etc...........................................C-31

1.       Interpretation

         (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:

         "Act" means the Bermuda Companies Act 1981 as amended from time to time.

         "Alternate   Director"  means  an  alternate   Director   appointed  in
         accordance with these Bye-laws and the Act.

         "Auditor" includes any individual or partnership.

         "Board" means the board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum.

         "Company" means the company for which these Bye-laws are approved and confirmed.

         "Controlled Shares" has the meaning set forth in Bye-law 45.

         "Director" means a director of the Company and shall include an Alternate Director.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "Fair Market Value" means, with respect to a repurchase of any shares of any class or series of the Company in accordance with Bye-law 10:

             (i) if shares of such class or series are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if shares of such class or series are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of such shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if shares of such class or series are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws, or

             (ii) if no such closing  sales prices or  quotations  are available because shares of such class or series are not publicly traded or otherwise, the fair value of such shares as determined by one independent internationally recognized investment banking firm chosen in good faith by the Board, provided that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (x) shall not include any discount relating to the absence of a public trading market for, or any transfer restrictions on, such shares, and
                  (y) such calculation shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be.

         "general meeting" means either an annual general meeting or a special general meeting of the Members.

         "Member" means the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons as the context so requires.

         "notice" means written notice as further defined in these Bye-laws unless otherwise specifically stated.

         "Officer" means any person appointed by the Board to hold an office in the Company.

         "person" means any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust, fund or other enterprise.

         "Register of Directors and Officers" means the Register of Directors and Officers referred to in these Bye-laws.

         "Register of Members" means the Register of Members referred to in these Bye-laws.

         "Resident Representative" means any person appointed to act as resident
         representative   and  includes   any  deputy  or   assistant   resident
         representative.

         "Secretary" means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary.

         "U.S. Person" means a person who is deemed to be subject to U.S. Income taxation as a U.S. resident or U.S. domiciliary.

         (2)      In these Bye-laws, where not inconsistent with the context:

                  (a) words denoting the plural number include the singular number and vice versa;

                  (b) words denoting the masculine gender include the feminine gender;

                  (c)      words   importing    persons    include    companies,
                           associations or bodies of persons whether corporate or not;

                  (d)      the word:

                           (i)      "may" shall be construed as permissive;

                           (ii)     "shall"  shall be construed  as  imperative;
                                    and

                  (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

         (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, e-mail and other modes of representing words in a visible form.

         (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

                               BOARD OF DIRECTORS

2.       Management of the Company

         (1) The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all corporate and other powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting, and the business and affairs of the Company shall be so controlled by the Board. The Board may also present any petition and make any application in connection with the liquidation or reorganization of the Company.

         (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board.

         (3) The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

3.       Power to appoint managing director or chief executive officer

         The Board may from time to time appoint one or more persons to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

4.       Power to appoint manager

         The Board may appoint a person to act as manager of the Company's day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

5.       Power to authorize specific actions

         The Board may from time to time and at any time authorize any person to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

6.       Power to appoint attorney

         The Board may from time to time and at any time by power of attorney appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorize any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorized under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company.

7.       Power to delegate to a committee

         (1) The Board may appoint Board Committees from among its members to consist of not less than one (1) Director for each Board Committee. The Board may designate one or more Directors as alternate members of any Board Committee, who may replace any absent or disqualified members at a meeting of such Board Committee. The Board Committees shall have such of the powers and authority of the Board in the management of the business and affairs of the Company as shall, from time to time, so be delegated to them by the Board.

         (2) The Board may appoint other committees to consist of such number of members as may be fixed by the Board, none of whom need be a member of the Board, and may prescribe the powers and authority of such committees.

         (3) Meetings and actions of Board Committees and other committees of the Company shall be governed by, held and taken in accordance with these Bye-laws, with such changes in the context of those Bye-laws as are necessary to substitute the committee and its members for the Board and its members, except that the time of regular meetings of committees may also be determined by resolution of the Board and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. Further, the Board or the committee may adopt rules for the governance of any committee not inconsistent with the provisions of these Bye-laws.

8.       Power to appoint and dismiss employees

         The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

9.       Power to borrow and charge property

         The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

10.      Exercise of power to purchase shares of or discontinue the Company

         (1) The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act.

         (2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

11.      Election of Directors

         (1) The Board shall consist of not less than three Directors nor more than eighteen Directors with the exact number of Directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board.

         (2) The Directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board. At the date these Bye-laws become effective, (i) the Class I director, with a term ending in 2003, is David B. Caney , (ii) the Class II director, with a term ending in 2002, Jacqueline Antin and
                  (iii) the Class III director, with a term ending in 2001, is Edward Shah. At each succeeding annual general meeting beginning in 2001, successors to the class of directors whose term expires at that annual general meeting shall be elected for a three-year term. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of Directors shorten the term of any incumbent Director. A Director shall hold office until the annual general meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

         (3) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preference Shares issued by the Company shall have the right, voting separately by class or series, to elect Directors at an annual or special general meeting, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Board resolution creating such classes or series of Preference Shares, and such directors so elected shall not be divided into classes pursuant to this Bye-law 11 unless expressly provided by such terms.

12.      Defects in appointment of Directors

         All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

13.      Notification of nominations

         Subject to the rights of the holders of any class or series of Preference Shares, nominations for the election of Directors may be made by the Board or by any Member entitled to vote for the election of Directors. Any Member entitled to vote for the election of Directors may nominate persons for election as Directors only if written notice of such Member's intent to make such nomination is delivered to the Secretary of the Company not later than (i) with respect to an election to be held at an annual general meeting, 50 days prior to the date of the meeting at which such nominations are proposed to be voted upon (or if less than 55 days' notice of the meeting is given, not later than the close of business on the seventh day following the day notice of the meeting is first given to Members) and (ii) with respect to an election to be held at a special general meeting for the election of Directors, the close of business on the seventh day following the date on which notice of such meeting is first given to Members. Each such notice shall set forth: (a) the name and address of the Member who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the Member is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the Member and each such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member; (d) such other information regarding each nominee proposed by such Member as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had each such nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each such nominee to serve as a director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

14. Alternate Directors

         An individual may be appointed an Alternate Director by or in accordance with a resolution of the members. Unless otherwise determined by the Board (and subject to such limitations as may be set by the Board), no Director shall have the right to appoint another person to act as his Alternate Director.

15.      Vacancies on the Board; Removal of Directors, Etc.

         (1) Except in the case of vacancies on the Board that under applicable law must be filled by the Members, any vacancy on the Board that results from an increase in the number of directors shall be filled by a majority of the Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board shall be filled by a majority of the Directors then in office, even if less than a quorum, or a sole remaining director and the Board shall have the power to appoint an Alternate Director for any Director appointed to fill a vacancy. Any Director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. If the number of Directors is changed, any increase or decrease shall be apportioned among the three classes so as to make all classes as nearly equal in number as possible. No decrease in the number of Directors shall shorten the term of any incumbent Director.

         (2) A Director may be removed only for cause as determined by the affirmative vote of the holders of at least a majority of the shares then entitled to vote generally in an election of Directors, which vote may only be taken at a special general meeting of the Members called expressly for that purpose. Cause for removal shall be deemed to exist only if the Director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of such Director's duty to the Company and such adjudication is no longer subject to direct appeal.

16.      Notice of meetings of the Board; Adjournment

         (1) Notice of the time and place of each meeting of the Board shall be served upon or telephoned or telegraphed or transmitted by facsimile or e-mail to each Director at his residence or usual place of business, at least two (2) business days before the time fixed for the meeting, or so mailed at least five (5) business days before the time fixed for the meeting.

         (2) A majority of the Directors present, whether or not a quorum is present, may adjourn any Directors meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned.

         (3) Notice of any meeting or any irregularity in any notice may be waived by any Director before the meeting is held. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting by such Director.

17.      Quorum at meetings of the Board

         At all meetings of the Board, one half (1/2) of the Directors then in office (but not less than two (2) Directors) if present in person at such meeting shall be sufficient to constitute a quorum a meeting of Directors.

18.      Meetings of the Board

         (1) All meetings of the Directors shall be held at the registered office of the Company or at such other place either within or without Bermuda as shall be designated by the Board.

         (2) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

         (3) Directors may participate in a meeting of the Board through use of conference telephone or similar communications equipment, so long as all Directors participating in such meeting can hear one another. Participation in a meeting of the Board by this means constitutes presence in person at such meeting.

         (4) Unless a greater number is otherwise expressly required by statute or these Bye-laws, every act or decision done or made by a majority of the Directors present at a meeting duly held, at which a quorum is present, shall be regarded as the act of the Board.

19.      Regular Board meetings

         The next meeting of the Board subsequent to the annual general meeting shall be held for the purpose of organizing the Board, electing officers and transacting such other business as may come before the meeting. Thereafter regular meetings of the Board shall be held at such time as may be designated by the Board. If the day fixed for any regular meeting shall fall on a holiday, the meeting shall take place on the next business day, unless otherwise determined by the Board.

20.      Special Board meetings

         Special meetings of the Board may be called by the Chairman of the Board, or by the President, or by a majority of the total number of Directors, upon the notice specified in Bye-law 16(1).

21.      Chairman of meetings

         The Chairman of the Board, or in the Chairman's absence, any Director selected by the Directors present, shall preside as chairman at meetings of the Board.

22.      Unanimous written resolutions

         Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board shall consent thereto in writing. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. For the purposes of this Bye-law, "Director" shall not include an Alternate Director.

23.      Contracts and disclosure of Directors' interests

         (1) Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director's firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director.

         (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest.

         (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

24.      Remuneration of Directors

         (1) The remuneration (if any) of the Directors shall be as determined by the Directors and shall be deemed to accrue from day to day. The Directors shall also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

         (2) The Directors may by resolution award special remuneration to any Director of the Company undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity, shall be in addition to his remuneration as a Director.

25.      Register of Directors and Officers

         The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

                                    OFFICERS

26.      Principal Officers

         The principal Officers of the Company shall be a President, one or more Vice Presidents, a Secretary and such officers as the Board may determine. Any two or more of such offices, except those of President and Secretary, may be held by the same person except as prohibited by the Act. The Chairman of the Board need not be an executive officer of the Company.

27.      Other Officers

         The Board, the Chairman of the Board or the President may appoint such other Officers as the conduct of the business of the Company may require, each of whom shall hold office for such period as the Board, the Chairman of the Board or the President may from time to time determine.

28.      Remuneration of Officers

         The Officers shall receive such remuneration as the Board may from time to time determine.

29.      Duties of Officers

         Each Officer shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to him by the Board, or, if such Officer was appointed by the Chairman of the Board or the President, as may be delegated to him by either such person, from time to time.

                                     MINUTES

30.      Obligations of Board to keep minutes

         (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

                  (a)      of all elections and appointments of Officers;

                  (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

                  (c)      of  all   resolutions   and  proceedings  of  general
                           meetings of the Members, meetings of the Board and meetings of committees appointed by the Board.

         (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

                                    INDEMNITY

31.      Right to indemnification

         (1) The Company shall indemnify its officers and directors to the fullest extent possible except as prohibited by the Act. Without limiting the foregoing, the Directors, Secretary and other Officers (such term to include, for the purposes of this Bye-law, any Alternate Director or any person appointed to any committee by the Board or any person who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan)) and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, provided that this indemnity shall not extend to any matter in respect of which such person is, or may be, found guilty of fraud or dishonesty.

         (2) The Company may purchase and maintain insurance to protect itself and any Director, Officer or other person entitled to indemnification pursuant to this Bye-law to the fullest extent permitted by law.

         (3) All reasonable expenses incurred by or on behalf of any person entitled to indemnification pursuant to Bye-law 31(1) in connection with any proceeding shall be advanced to such person by the Company within twenty (20) business days after the receipt by the Company of a statement or statements from such person requesting such advance or advances from time to time, whether prior to or after final disposition of such proceeding. Such statement or statements shall reasonably evidence the expenses incurred by such person and, if required by law or requested by the Company at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of such person to repay the amounts advanced if it should ultimately be determined that such person is not entitled to be indemnified against such expenses pursuant to this Bye-law.

         (4) The right of indemnification and advancement of expenses provided in this Bye-law shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled, and the provisions of this Bye-law shall inure to the benefit of the heirs and legal representatives of any person entitled to indemnity under this Bye-law and shall be applicable to proceedings commenced or continuing after the adoption of this Bye-law, whether arising from acts or omissions occurring before or after such adoption. Any repeal or modification of the foregoing provisions of this section shall not adversely affect any right or protection existing at the time of such repeal or modification.

32.      Waiver of claims

         The Company and each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Director or Officer, and no Director or Officer shall have any liability for monetary damages, on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company, provided that such waiver shall not extend to any matter in respect of which such person is, or may be, found guilty of fraud or dishonesty.

33.      Indemnification of employees

         The Board may provide indemnification and advancement of expenses to the employees of the Company for their acts or omissions as the Board may, from time to time, determine.

                                MEMBERS MEETINGS

34.      Place of meeting

         All meetings of Members shall be held either at the registered office of the Company or at any other place within or without Bermuda as may be designated by the Board.

35.      Annual meeting

         The annual general meeting shall be held on such date, at such time and at such place as shall be designated by the Board and any annual general meeting may be adjourned as provided by law or pursuant to these Bye-laws. At each annual general meeting there shall be elected Directors to serve for the designated term, and such other business shall be transacted as shall properly come before the meeting.

36.      Special general meeting

         (1) Special general meetings for any purpose or purposes may be called only (i) by the Chairman of the Board; (ii) by the President; (iii) by a majority of the Directors in office or
                  (iv) as required by the Act.

         (2) Only such business as is specified in the notice of any special general meeting shall come before such meeting.

37.      Accidental omission of notice of general meeting

         The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

38.      Business to be conducted at meetings

         (1) At any general meeting, only such business shall be conducted as shall have been properly brought before such meeting.

         (2) To be properly brought before an annual general meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board or (3) otherwise properly brought before the meeting by a Member. For business to be properly brought before an annual general meeting by a Member, the Member must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a Member's notice must be received not later than 50 days prior to the date of the meeting (or if less than 55 days' notice of the meeting is given, not later than the close of business on the seventh day following the day notice of the meeting is first given to Members).

         (3) To be properly brought before a special general meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the person or persons calling such meeting in accordance with Bye-law 36 or (ii) otherwise properly brought before the meeting by or at the direction of such person or persons. Members may not bring matters before a special general meeting except as specified under the Act. To the extent any Member or Members are specifically permitted under the Act to bring matters before a special meeting, such Member or Members must give timely notice thereof in writing to the Secretary of the Company to properly bring business before a special general meeting and satisfy applicable requirements of the Act. To be timely, a Member's notice must be received no later than the close of business on the seventh day following the date notice of the meeting is first given to Members.

         (4) Each such notice shall set forth as to each matter the Member proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company's books, of the Member proposing such business, (c) a representation that the Member is a holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to bring such business before the meeting, (d) the class, series and number of shares of the Company which are beneficially owned by the Member, (e) any material interest of the Member in such business, and (f) such other information regarding the business to be brought before the meeting by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission.

         (5) No business shall be conducted at any meeting of the Members except in accordance with the procedures set forth in the preceding paragraph. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of these Bye-laws and applicable law, and if he or she should so determine, any such business not properly brought before the meeting shall not be transacted.

39.      Notice of general meeting

         Notice of each general meeting, whether annual or special, shall be given in writing to the Members entitled to vote thereat, not less than then
(10) nor more than sixty (60) days before such meeting. Notice of any meeting of Members shall specify the place, the day, and the hour of the meeting, as well as the general nature of the business to be transacted. A notice may be given by the Company to any Member either personally or by mail or other means of written communication addressed to the Member at his address appearing on the Register of Members.

40.      Postponement of meetings

         The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

41.      Quorum for general meeting

         The presence of two or more persons representing, in person or by proxy, not less than a majority of the voting power represented by the shares entitled to vote thereat shall constitute a quorum for the transaction of business at any general meeting.

42.      Adjournment of meetings

         (1) Any general meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the voting power represented by the shares represented at the meeting, either in person or by proxy, but in the absence of a quorum no other business may be transacted at that meeting.

         (2) When any general meeting, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the date, time and place are announced at a meeting at which the adjournment occurs, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than thirty (30) days from the date set for the original meeting, in which case the Board shall set a new record date. Notice of any such adjourned meeting, if required, shall be given to each Member of record entitled to vote at the adjourned meeting in accordance with the provisions of Bye-law 37. At any adjourned meeting the Company may transact any business that might have been transacted at the original meeting.

43.      Written resolutions

         Subject to applicable law, the Members shall have the power to consent in writing, without a meeting, to the taking of any action.

44.      Attendance of Directors

         The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

45.      Limitation on voting rights of Controlled Shares

         (1) Except as provided in the other paragraphs of this Bye-law 45, every Member of record owning shares conferring the right to vote present in person or by proxy shall have one vote, or such other number of votes as may be specified in the terms of the issue and rights and privileges attaching to such shares or in these Bye-laws, for each such share registered in such Member's name.

         (2) If, as a result of giving effect to the forgoing provisions of Bye-law 45 or otherwise, the votes conferred by the Controlled Shares of any U.S. Person would otherwise represent more than 9.9% of the voting power of all shares entitled to vote generally at an election of Directors, the votes conferred by the Controlled Shares of such U.S. Person shall be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the Controlled Shares of such U.S. Person shall constitute 9.9% of the total voting power of all shares of the Company entitled to vote generally at any election of Directors.

         (3)      "Controlled Shares" in reference to any person means:

                  (i) all shares of the Company directly, indirectly or constructively owned by such person within the meaning of Section 958 of the Internal Revenue Code of 1986, as amended, of the United States of America; and

                  (ii) all shares of the Company directly, indirectly or constructively owned by such U.S. Person or any other U.S. person of which such first person is part of a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of the United States of America and the rules and regulations promulgated thereunder; provided that this clause (ii) shall not (1) restrict the ability of any U.S. person to vote any shares that were (x) converted from shares of Endless Youth Products, Inc., a Nevada corporation, owned by such person on November 27, 2000 as described in any Schedule 13G or 13D filed with the United States Securities and Exchange Commission prior to such date or (y) issued upon exercise of warrants owned by such person on November 27, 2000 as described in any Schedule 13G or 13D filed with the United States Securities and Exchange Commission prior to such date, which warrants were assumed by the Company upon consummation of the reorganization, provided that the voting power conferred by the Controlled Shares of such person shall not in any event exceed the greater of (a) the voting power of such Controlled Shares after giving effect to the reduction required by paragraph (2) of this Bye-law 45 and (b) the voting power of the Controlled Shares so converted without giving effect to such reduction, or (2) apply to any person or group that the Board, by the affirmative vote of at least seventy-five percent (75%) of the entire Board, may exempt from the provisions of this clause (ii).

                  The limitations contained in this Bye-law 45(1) shall not restrict the ability of any person to vote with respect to any matter other than the election of Directors any shares that were (x) converted from shares of Endless Youth Products, Inc., a Nevada corporation, owned by such person on November 27, 2000 as described in any Schedule 13G or 13D filed with the United States Securities and Exchange Commission prior to such date or (y) issued upon exercise of warrants owned by such person on September 8, 2000 as described in any Schedule 13G or 13D filed with the United States Securities and Exchange Commission prior to such date, which warrants were assumed by EYPI-Bermuda upon consummation of the reorganization, provided that the voting power conferred by the Controlled Shares of such person shall not in any event exceed the greater of (a) the voting power of such Controlled Shares after giving effect to the reduction required by paragraph (2) of this Bye-law 45 and (b) the voting power of the Controlled Shares so converted without giving effect to such reduction.

         (4) Upon written notification by a Member to the Board, the number of votes conferred by the total number of shares held by such Member shall be reduced to that percentage of the total voting power of the Company, as so designated by such Member (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Member may meet any applicable insurance or other regulatory requirement or voting threshold or limitation that may be applicable to such Member or to evidence that such person's voting power is no greater than such threshold.

         (5) Notwithstanding the foregoing provisions of this Bye-law 45, after having applied such provisions as best as they consider reasonably practicable, the Board may make such final adjustments to the aggregate number of votes conferred by the Controlled Shares of any person that they consider fair and reasonable in all the circumstances to ensure that such votes represent 9.9% (or the percentage designated by a Member pursuant to paragraph (4) of this Bye-law 45) of the aggregate voting power of the votes conferred by all the shares of the Company entitled to vote generally at any election of Directors.

46.      Voting at meetings

         (1) Unless a different number is otherwise expressly required by statute (without modification of these Bye-laws) or these Bye-laws, every act or decision (including any act or resolution regarding any amalgamation, scheme of arrangement, merger, consolidation or sale or transfer of assets that has been approved by the affirmative vote of at least two-thirds of the Directors in office) done or made by a majority of the voting power held by the Members present in person or by proxy at a meeting duly held, at which a quorum is present, shall be regarded as the act or resolution of the Members. At any election of Directors, nominees shall be elected by a plurality of the votes cast.

         (2) No Member shall be entitled to vote at any general meeting unless he or she is a Member on the record date for such meeting.

         (3) No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the general meeting whose decisions shall be final and conclusive. Notwithstanding, however, the foregoing or any other provision in these Bye-laws, the Chairman of the general meeting may, in his discretion, whether or not an objection has been raised, and if the Chairman considers that such action is necessary to determine accurately the vote count, defer until after the conclusion of the general meeting a decision as to the proper application of Bye-law 45 to any vote at such meeting. If the decision has been so deferred, then the Chairman of the general meeting or, failing such decision within ninety (90) days of the general meeting, the Board, shall make such decision and such decision shall be final and conclusive.

47.      Presiding Officer

         The Chairman of the Board, the President, or another person selected by the Board shall act as chairman of general meetings. The Secretary of the Company, or, in the Secretary's absence, an Assistant Secretary of the Company, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the Board shall choose any person present to act as secretary of the meeting.

48. Conduct of meeting; Decision of chairman

         (1) The chairman shall conduct each general meeting in a manner consistent with the Act and these Bye-laws, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure. Except as otherwise provided by law, the chairman's rulings on procedural matters shall be conclusive and binding on all Members.

         (2) At any general meeting if an amendment shall be proposed to any resolution under consideration but shall be ruled out of order by the chairman of the meeting the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

         (3) At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

49.      Seniority of joint holders voting

         In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

50.      Proxies

         Every person entitled to vote shares has the right to do so either in person or by one or more persons authorized by a written proxy executed by such Member and filed with the Secretary. Any proxy duly executed shall continue in full force and effect unless revoked by the person executing it by a writing delivered to the Company stating that the proxy is revoked or by a subsequent proxy executed by such Member presented to the meeting or by attendance at a meeting and voting in person by such Member. However, no proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless otherwise provided in the proxy. The decision of the chairman of any general meeting as to the validity of any instrument of proxy shall be final.

51.      Representation of corporations at meetings

         A corporation which is a Member may, by written instrument, authorize such person as it thinks fit to act as its representative at any general meeting and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

                            SHARE CAPITAL AND SHARES

52.      Rights of shares

         (1) At the date these Bye-laws become effective, the total number of authorized common shares is five hundred million (500,000,000) common shares having a par value of U.S. $0.005 per share (the "Common Shares"), and the total number of authorized preference shares is fifty million (50,000,000) preference shares having a par value of U.S. $0.005 per share (the "Preference Shares").

         (2) The holders of Common Shares shall, subject to the provisions of these Bye-laws:

                  (a) be entitled (subject to Bye-law 45) to one vote per share;

                  (b) be entitled to such dividends as the Board may from time to time declare;

                  (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

                  (d) generally be entitled to enjoy all of the rights attaching to shares.

         (3) The Board shall have the full power to issue any unissued shares of the Company on such terms and conditions as it may, in its absolute discretion, determine. The Board is authorized to provide for the issuance of the Preference Shares in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

                  The  authority  of the Board with respect to each series shall
                  include,   but  not  be  limited  to,   determination  of  the
                  following:

                  (a) The number of shares constituting that series and the distinctive designation of that series;

                  (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                  (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                  (d) Whether that series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares), and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

                  (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

                  (g) The right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of any outstanding shares of the Company;

                  (h) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment of shares of that series; and

                  (i)      Any other relative  participating,  optional or other
                           special   rights,   qualifications,   limitations  or
                           restrictions of that series.

53.      Power to issue shares

         (1) The issuance of any authorized Common Shares or Preference Shares and any other actions permitted to be taken by the Board pursuant to Bye-law 52 must be authorized by the Board.

         (2) Any Preference Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorized and unissued Preference Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution or resolutions of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preference Shares.

         (3) At the discretion of the Board, whether or not in connection with the issuance and sale of any of its shares or other securities, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board, including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the outstanding Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

54. Variation of rights, alteration of share capital and purchase of shares of the Company

         (1) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of a majority of the voting power represented by the issued shares of that class or with the sanction of a resolution passed by a majority of the voting power represented by the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

         (2) The Company may from time to time if authorized by resolution of the Members change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to
                  Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

         (3) The Company may from time to time, acting through the Board, purchase its own shares in accordance with the provisions of
                  Section 42A of the Act.

55.      Registered holder of shares

         (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

         (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

56.      Death of a joint holder

         Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

57.      Share certificates

         (1) Share certificates shall be in such form as shall be required by law and as shall be approved by the Board. Each certificate shall have the corporate seal affixed thereto by impression or in facsimile and shall be signed by the Chairman of the Board, the President, or any Vice President, and countersigned by the Secretary or any Assistant Secretary; provided that certificates may be signed, countersigned or authenticated by facsimile signatures as provided by law.

         (2) Except as provided in this Bye-law 57, new certificates for shares shall not be issued to replace an old certificate unless the latter is surrendered to the Company and cancelled at the same time. The Board may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including provision for indemnification of the Company secured by a bond or other adequate security which the Board deems sufficient to protect the Company against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

                                  RECORD DATES

58.      Determination of record dates

         Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

         (a)      determining the Members entitled to receive any dividend; and

         (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

                               TRANSFER OF SHARES

59.      Instrument of transfer

         (1) An instrument of transfer shall be in such common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

         (2) The Board may refuse to recognize any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

60.      Restriction on transfer

         (1) The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained.

         (2) If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

61.      Transfers by joint holders

         The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

                             TRANSMISSION OF SHARES

62.      Representative of deceased Member

         In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognized by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorized to deal with the shares of a deceased Member.

63.      Registration on death or bankruptcy

         Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer satisfactory to the Board. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

64.      Declaration of dividends by the Board

         The Board may declare and make such dividends or other distributions (in each case in cash or in specie, as valued by the Board, or a combination thereof) to the Members as may be lawfully made out of the assets of the Company.

65.      Unclaimed dividends

         Any dividend or other monies payable in respect of a share which has remained unclaimed for 5 years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company's own account. Such payment shall not constitute the Company a trustee in respect thereof.

66.      Undelivered payments

         The Company shall be entitled to cease sending dividend payments and cheques by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the Member's new address. The entitlement conferred on the Company by this Bye-law in respect of any Member shall cease if the Member claims a dividend or cashes a dividend warrant or cheque.

67.      Interest on dividends

         No dividend or distribution shall bear interest against the Company.

                                 CAPITALIZATION

68.      Issue of bonus shares

         The Board may resolve to capitalize any part of the amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares to the Members.

                                   FISCAL YEAR

69.      Financial year end

         The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 30th June in each year.

                                      AUDIT

70.      Appointment of Auditor

         Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company.

71.      Remuneration of Auditor

         The Board may fix the remuneration of the Auditor as it may determine.

                                     NOTICES

72.      Notices to Members of the Company

         A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member's address in the Register of Members or to such other address given for the purpose. For the purposes of this Bye-law, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile, e-mail or other mode of representing words in a legible and non-transitory form.

73.      Notices to joint Members

         Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

74.      Service and delivery of notice

         Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.

                              CERTAIN SUBSIDIARIES

75.      Certain Subsidiaries

         With respect to any company incorporated under the laws of Bermuda all of the voting shares of which are owned by the Company, and any other subsidiary of the Company designated by the Board of the Company (together, the "Designated Companies"), the board of directors of each such Designated Company shall consist of the persons who have been elected by the Members as Alternate Directors of the Company in accordance with Bye-law 14 or as Designated Company Directors. Notwithstanding the general authority set out in Bye-law 2(1), the Board shall vote all shares owned by the Company in each Designated Company to ensure the constitutional documents of such Designated Company require such Alternate Directors of the Company or Designated Company Directors to be elected as the directors of such Designated Company, and to elect such Alternate Directors or Designated Company Directors, as the case may be, as the directors of such Designated
Company. The Company shall enter into agreements with each such Designated Company to effectuate or implement this Bye-law.

                               SEAL OF THE COMPANY

76.      The seal

         The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use outside Bermuda.

                                   WINDING-UP

77.      Winding-up/distribution by liquidator

         If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

                              BUSINESS COMBINATIONS

78.      Business Combinations

         (1) The Company shall not engage in any business combination with any Interested Member for a period of three years following the time that such Member became an Interested Member, unless:

                  (a) prior to such time the Board approved either the business combination or the transaction which resulted in the Member becoming an Interested Member, or

                  (b) upon consummation of the transaction which resulted in the Member becoming an Interested Member, the Interested Member owned at least 85% of the voting shares of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are Directors and also officers and (ii) employee share plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

                  (c) at or subsequent to such time the business combination is approved by the Board and authorized at an annual or special general meeting, and not by written consent, by the affirmative vote of holders of shares representing at least 662/3% of the outstanding voting power of the shares of the Company entitled to vote generally at an election of Directors (excluding shares owned by the Interested Member).

         (2)      The restrictions contained in this Bye-law shall not apply if:

                  (a) a Member becomes an Interested Member inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the Member ceases to be an Interested Member and (ii) would not, at any time within the 3 year period immediately prior to a business combination between the Company and such Member, have been an Interested Member but for the inadvertent acquisition of ownership; or

                  (b) the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which
                           (i) constitutes one of the transactions described in the second sentence of this paragraph; (ii) is with or by a person who either was not an Interested Member during the previous 3 years or who became an Interested Member with the approval of the Board; and
                           (iii) is approved or not opposed by a majority of the members of the Board then in office (but not less than 1) who were Directors prior to any person becoming an Interested Member during the previous 3 years or were recommended for election or elected to succeed such Directors by a majority of such Directors. The proposed transactions referred to in the preceding sentence are limited to (x) an amalgamation, scheme of arrangement, merger, consolidation or similar transaction involving the Company (except for any such transaction in respect of which no vote of the Members of the Company is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect subsidiary of the Company (other than to any direct or indirect wholly-owned subsidiary of the Company or to the Company) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding shares of the Company; or (z) a proposed tender or exchange offer for 50% or more of the outstanding voting shares of the Company. The Company shall give not less than 20 days notice to all Interested Members prior to the consummation of any of the transactions described in clauses (x) or
                           (y) of the second sentence of this paragraph.

         (3)      As used in this Bye-law only, the term:

                  (a) "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

                  (b) "associate," when used to indicate a relationship with any person, means (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares, (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

                  (c) "business combination," when used in reference to the Company and any Interested Member of the Company, means:

                           (i) any amalgamation, scheme of arrangement, merger, consolidation or similar transaction involving the Company or any direct or indirect subsidiary of the Company with (A) the Interested Member, or (B) with any other corporation, partnership, unincorporated
                                    association   or   other   entity   if  such
                                    transaction  is  caused  by  the  Interested
                                    Member  and as a result of such  transaction
                                    subsection   (a)  of  this  section  is  not
                                    applicable to the surviving entity;

                           (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a Member of such Company, to or with the Interested Member, whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect subsidiary of the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding shares of the Company;

                           (iii) any transaction which results in the issuance or transfer by the Company or by any direct or indirect subsidiary of the Company of any shares of the Company or of such subsidiary to the Interested Member, except (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company or any such subsidiary which securities were outstanding prior to the time that the Interested Member became such, (B) pursuant to a Subsidiary Amalgamation; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company or any such subsidiary which security is distributed, pro rata to all holders of a class or series of shares of the Company subsequent to the time the Interested Member became such, (D) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares, or (E) any issuance or transfer of shares by the Company, provided however, that in no case under (C)-(E) above shall there be an increase in the Interested Member's proportionate share of the shares of any class or series of the Company or of the voting shares of the Company;

                           (iv) any transaction involving the Company or any direct or indirect subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate share of the shares of any class or series, or securities convertible into the shares of any class or series, of the Company or of any such subsidiary which is owned by the Interested Member, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the Interested Member; or

                           (v) any receipt by the Interested Member of the benefit, directly or indirectly (except proportionately as a Member of the Company) of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subparagraphs
                                    (i)-(iv)  above)  provided by or through the
                                    Company   or   any   direct   or    indirect
                                    subsidiary.

                  (d) "control," including the term "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Bye-law, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

                  (e) "Interested Member" means any person (other than the Company and any direct or indirect subsidiary of the Company) that (i) is the owner of 15% or more of the outstanding voting shares of the Company, or (ii) is an affiliate or associate of the Company and was the owner of 15% or more of the outstanding voting shares of the Company at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Member, and the affiliates and associates of such person; provided, however, that the term "Interested Member" shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company provided that such person shall be an Interested Member if thereafter such person acquires additional shares of voting shares of the Company, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Member, the voting shares of the Company deemed to be outstanding shall include shares deemed to be owned by the person through application of Paragraph (h) of this subsection but shall not include any other unissued shares of such Company which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                   (f) "stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

                   (g) "voting stock" means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

                  (h) "owner" including the terms "own" and "owned" when used with respect to any stock means a person that individually or with or through any of its affiliates or associates:

                           (i) beneficially owns such stock, directly or indirectly; or

                           (ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement
                                    or  understanding,  or upon the  exercise of
                                    conversion rights, exchange rights, warrants
                                    or options, or otherwise; provided, however,
                                    that a person  shall not be deemed the owner
                                    of stock  tendered  pursuant  to a tender or
                                    exchange offer made by such person or any of
                                    such person's affiliates or associates until
                                    such tendered stock is
                                    accepted for  purchase or  exchange;  or (B)
                                    the right to vote such stock pursuant to any
                                    agreement,   arrangement  or  understanding;
                                    provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

                           (iii) has any arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of clause (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

                  (i) "Subsidiary Amalgamation" means an amalgamation, scheme of arrangement, merger, consolidation or similar transaction with or into a single direct or indirect wholly-owned subsidiary of the Company if:
                           (1) the Company and the direct or indirect wholly-owned subsidiary of the Company are the only constituent companies to such transaction; (2) each share or fraction of a share of the Company outstanding immediately prior to the effective time of such transaction is converted in such transaction into a share or equal fraction of a share of shares of a holding company having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof, as the share of the constituent company being converted in such transaction; (3) the holding company and each of the constituent companies to such transaction are companies incorporated in Bermuda;
                           (4) the memorandum of association and bye-laws of the holding company immediately following the effective time of such transaction contain provisions identical to the memorandum of continuance and bye-laws of the Company immediately prior to the effective time of such transaction (other than provisions, if any, regarding the incorporator or incorporators, the corporate name, the registered office and agent, the initial board of directors and the initial subscribers for shares and such provisions contained in any amendment to the charter documents as were necessary to effect a change, exchange, reclassification or cancellation of shares, if such change, exchange, reclassification or cancellation has become effective); (5) as a result of such transaction the Company or its successor or continuing company becomes or remains a direct or indirect wholly-owned subsidiary of the holding company; (6) the directors of the Company become or remain the directors of the holding company upon the effective time of such transaction; (7) the memorandum of association and bye-laws of the surviving or continuing company immediately following the effective time of such transaction are identical to the memorandum of association and bye-laws of the Company immediately prior to the effective time of such transaction (other than provisions, if any, regarding the incorporator or incorporators, the corporate name, the registered office and agent, the initial board of directors and the initial subscribers for shares and such provisions contained in any amendment to the charter documents as were necessary to effect a change, exchange, reclassification or cancellation of shares, if such change, exchange, reclassification or cancellation has become effective); provided, however, that (i) the memorandum of association and bye-laws of the surviving or continuing company shall be amended in such transaction to contain a provision requiring that any act or transaction by or involving the surviving or continuing company that requires for its adoption under the Act or its bye-laws the approval of the Members of the surviving or continuing company shall, by specific reference to this subsection, require, in addition, the approval of the

                           Members of the holding company (or any successor), by the same vote as is required by the Act and/or by its bye-laws of the surviving or continuing company, and
                           (ii) the bye-laws of the surviving or continuing company may be amended in such transaction to reduce the number of classes and shares of capital stock
                           that  the   surviving   or   continuing   company  is
                           authorized to issue; and (8) the Members of the Company do not recognize gain or loss for United States federal income tax purposes as determined by the board of directors of the constituent company.

         (4) Notwithstanding any other provisions of these Bye-laws (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or these Bye-laws), the affirmative vote of the holders of shares representing not less than sixty-six and two-thirds percent (66-2/3%) of the voting power of all the then outstanding voting shares voting together as a single class, excluding voting shares beneficially owned by any Interested Member, shall be required to amend, alter, change, or repeal, or adopt any provision as part of these Bye-laws inconsistent with the purpose and intent of, this Bye-law 76; provided, however, that this Bye-law 78(4) shall not apply to, and such sixty-six and two-thirds percent (66-2/3%) vote shall not be required for, any such amendment, repeal or adoption recommended by the affirmative vote of at least seventy-five percent (75%) of the Directors in office (not including Directors who are affiliates of any Interested Member).

                          ALTERATION OF BYE-LAWS, ETC.

79.      Alteration of Bye-laws, Etc.

         (1) No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved both by a resolution of the Board and by a resolution of the Members.

         (2)      Notwithstanding any other provisions of these Bye-laws:

                  (a) the affirmative vote of the holders of at least sixty-five percent (65%) of the voting power of the shares entitled to vote generally at an election of directors shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with the purpose or intent of, Bye-laws 10(2), 11, 15, 31, 32, 33, 39, 45, 46(3), 52, 53, 79(1) and 79(2); and

                  (b) the affirmative vote set forth in Bye-law 78(4) shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with the purpose or intent of, Bye-law 78.

         (3) In addition to any affirmative vote required by law, by these Bye-laws or otherwise, and except as otherwise expressly provided by the last sentence of this Bye-law 79:

                           (i) the adoption of any agreement for, or the approval of, any amalgamation, merger or consolidation of the Company or any subsidiary with or into any person or group that is the beneficial owner of 10% or more of the then outstanding shares of voting stock of the Company ("Non-exempted Beneficial Owner") or any affiliate thereof;

                           (ii) the sale, lease, transfer or other disposition of all or any portion of the assets of the Company or any subsidiary (other than in the ordinary course of business) to any Non-exempted Beneficial Owner or its affiliates;

                           (iii) the issuance or transfer by the Company or any subsidiary of voting securities of the Company or any subsidiary to a Non-exempted Beneficial Owner or any affiliate thereof; or

                           (iv)     any amendment of this Bye-law 79(3).

                  shall require the affirmative vote of the holders of at least 80% of the voting power of the shares of the Company entitled to vote generally at an election of Directors (including a majority of the voting power of such shares held by Members other than Non-exempted Beneficial Owners).

                  The requirements of Bye-law 79(3) shall not apply to any transaction which is approved by the Board; provided, however, that a majority of the Directors voting in favor thereof were duly elected and acting members of the Board prior to the time such person or group or affiliate thereof became a Non-exempted Beneficial Owner.

                                     Annex D

                               DISSENTER'S RIGHTS

SECTION 92A.300. DEFINITIONS.

As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

SECTION 92A.305. "BENEFICIAL STOCKHOLDER" DEFINED.

"Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

SECTION 92A.310. "CORPORATE ACTION" DEFINED.

"Corporate action" means the action of a domestic corporation.

SECTION 92A.315. "DISSENTER" DEFINED.

"Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

SECTION 92A.320. "FAIR VALUE" DEFINED.

"Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

SECTION 92A.325. "STOCKHOLDER" DEFINED.

"Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

SECTION 92A.330. "STOCKHOLDER OF RECORD" DEFINED.

"Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

SECTION 92A.335. "SUBJECT CORPORATION" DEFINED.

"Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

SECTION 92A.340. COMPUTATION OF INTEREST.

Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

SECTION 92A.350. RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP.

A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

SECTION 92A.360. RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY.

The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

SECTION 92A.370. RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

         1. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

         2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

SECTION 92A.380. RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPOR ATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

         1.  Except  as  otherwise   provided  in  NRS  92A.370  to  92A.390,  a
stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                  (a) Consummation of a plan of merger to which the domestic corporation is a party:

                           (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

                           (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

                  (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

                  (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

         2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

SECTION 92A.390. LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

         1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                  (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

                  (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                           (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                                    (I)      The surviving or acquiring  entity;
                                             or

                                    (II)     Any  other  entity  which,  at  the
                                             effective   date  of  the  plan  of
                                             merger  or  exchange,  were  either
                                             listed  on  a  national  securities
                                             exchange,  included in the national
                                             market   system  by  the   National
                                             Association of Securities  Dealers,
                                             Inc.,  or held of record by a least
                                             2,000 holders of owner's  interests
                                             of record; or

                           (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs
                                    (I)  and   (II)  of   subparagraph   (1)  of
                                    paragraph (b).

         2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

SECTION 92A.400. LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

         1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

         2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

                  (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                  (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

SECTION 92A.410. NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

         2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

SECTION 92A.420. PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

                  (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                  (b) Must not vote his shares in favor of the proposed action.

         2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

SECTION 92A.430. DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

         1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

         2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

                  (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

                  (b)  Inform  the   holders  of  shares  not   represented   by
         certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                  (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                  (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                  (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

SECTION 92A.440. DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

         1. A stockholder to whom a dissenter's notice is sent must:

                  (a)      Demand payment;

                  (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                  (c) Deposit his certificates, if any, in accordance with the terms of the notice.

         2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

         3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

SECTION 92A.450. UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

         1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

         2. he person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

SECTION 92A.460. PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

         1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                  (a) Of the county where the corporation's registered office is located; or

                  (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

         2. The payment must be accompanied by:

                  (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                  (b) A statement of the subject corporation's estimate of the fair value of the shares;

                  (c) An explanation of how the interest was calculated;

                  (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

                  (e) A copy of NRS 92A.300 to 92A.500, inclusive.

SECTION 92A.470. PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

         1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

         2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

SECTION 92A.480. DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

         1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

         2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

SECTION 92A.490. LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

         1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

         3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

                  (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                  (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

SECTION 92A.500. LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

         1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

         2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

                  (a)  Against  the  subject  corporation  and in  favor  of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                  (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

         3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

         4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

         5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                     Annex E

                          ENDLESS YOUTH PRODUCTS, INC.

                             AUDIT COMMITTEE CHARTER

General

         The Audit Committee of the Board of Directors of Endless Youth Products, Inc. shall consist of at least three independent directors, however, it may consist of two independent directors and one member of management until June 13, 2001. Members of the Committee shall be considered independent if they have no relationship to the Company that could interfere with the exercise of their independence from management and the Company. As determined by the Board of Directors, the Members of the Committee will be financially literate with at least one having accounting or related financial management expertise. Company management, internal and independent auditors and the Company's General Counsel may attend each meeting or portions thereof as required by the Committee. The Committee will have four meetings each year on a regular basis and will have special meetings if and when required.

Responsibilities

         The Audit Committee's role is one of oversight whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.

         1. Provide an open avenue of communications between the independent auditors and the Board of Directors, including private sessions with the independent auditors, as the Committee may deem appropriate.

         2. Receive and review reports from Company management relating to the Company's financial reporting process, published financial statements and/or major disclosures and the adequacy of the company's system of internal controls.

         3. Receive and review reports from Company management and General Counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies.

         4. Inquire of company management and independent auditors regarding the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

         5. Review the internal audit program in terms of scope of audits conducted or scheduled to be conducted.

         6. The  Committee  and Board shall be  ultimately  responsible  for the
selection,   evaluation,  and  replacement  of  the  independent  auditors.  The
Committee will:

         o recommend annually the appointment of the independent auditors to the Board for its approval and subsequent submission to the stockholders for ratification, based upon an annual performance evaluation and a determination of the auditors' independence;

         o determine the independence of the independent auditors by obtaining a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees;

         o        discuss  with  the  independent   auditors  if  any  disclosed
                  relationship or service could impact the auditors' objectivity and independence; and

         o recommend that the Board take appropriate action in response to the auditors' statement to ensure the independence of the independent auditors.

         7. Meet with independent auditors and review their report to the Committee including comments relating to the system of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The independent auditors are ultimately accountable to the Board and the Committee on all such matters.

         8. Receive and review reports from the independent auditors relating to plans for the audit of the Company's information technology procedures and controls.

         9. Review with the independent auditors the coordination of their respective audit activities.

         10. Prepare a Report, for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the Report whether the Committee recommended to the Board that the audited financial statements be included in the Annual Report.

         11. Review and reassess the adequacy of the Audit Committee's charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

         12. In the absence of a compensation, stock option or special committee comprised of a majority of independent directors, review and approve any transaction of the Company in which a director or officer of the Company has a material interest.

         13. The committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

Quorum

         For the transaction of business at any meeting of the Audit Committee, two members shall constitute a quorum.

                              Approved as revised:

                              Board of Directors of Endless Youth Products, Inc. November 2, 2000

                                   Proxy Card

                          ENDLESS YOUTH PRODUCTS, INC.

       PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 22, 2000

This proxy is solicited by the board of directors of Endless Youth Products, Inc. (the "Company"). The undersigned hereby appoints David B. Caney and Jacqueline Antin as proxies, each with full power of substitution, to represent the undersigned and to vote all shares of common stock of the Company held of record by the undersigned on November 27, 2000, or which the undersigned would otherwise be entitled to vote at the annual meeting to be held on December 22, 2000 and any adjournment thereof, upon all matters that may properly come before the annual meeting. All shares votable by the undersigned will be voted by the proxies named above in the manner specified on the reverse side of this card, and such proxies are authorized to vote in their discretion on such other matters as may properly come before the annual meeting.

         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

        HAS YOUR ADDRESS CHANGED?

        ---------------------------------

        ---------------------------------

        ---------------------------------


        PLEASE MARK VOTES AS IN THIS EXAMPLE   [X]


                          ENDLESS YOUTH PRODUCTS, INC.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the proposals set forth on the reverse of this card.

The undersigned hereby acknowledges receipt of the proxy statement/prospectus and the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 and the amendment thereto, and hereby revokes all previously granted proxies.

RECORD DATE SHARES:


Proposals by the Company:

1.  To approve and adopt the agreement and plan of      FOR   AGAINST   ABSTAIN
    merger, dated as of_________, 2000, among          [  ]    [  ]       [  ]
    Endless Youth Products, Inc., a Nevada
    corporation ("EYPI- Delaware"), Endless Youth
    Products, Ltd., a Bermuda company
    ("EYPI-Bermuda"), and EYPI Merger Corp., pursuant to which EYPI-Bermuda will become the parent holding company of EYPI-Nevada, and to approve the transactions contemplated thereby.

2.  To elect the following nominees as Directors
    of the company for a term of up to three
    years:
              David B. Caney                            FOR   AGAINST   ABSTAIN
                                                       [  ]    [  ]       [  ]
              Jacqueline Antin                          FOR   AGAINST   ABSTAIN
                                                       [  ]    [  ]       [  ]
              Edward Shah                               FOR   AGAINST   ABSTAIN
                                                       [  ]    [  ]       [  ]

3.  To ratify the selection of Beckman Kirkland &       FOR   AGAINST   ABSTAIN
    Whitney as the company's independent               [  ]    [  ]       [  ]
    accountants for the fiscal year ending June
    30, 2001.


Please be sure to sign and date this proxy: Date _________________, 2000


Stockholder sign here ____________________ Co-owner sign here __________________


   Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

 .............DETACH CARD..............................DETACH CARD...............


                          ENDLESS YOUTH PRODUCTS, INC.

Dear Stockholder,

     Please take note of the important information enclosed with this proxy. The proposals to reorganize the company as a Bermuda company, elect directors and select our independent accountants require your immediate attention and approval. This proposal is discussed in detail in the enclosed proxy materials.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

     Your vote must be received prior to the annual meeting on December 22, 2000.

     Thank you in advance for your prompt consideration of these matters.

                                                        Sincerely,


                                                        Jacqueline Antin
                                                        Chief Financial Officer
                                                        and Secretary